As filed with the Securities and Exchange Commission on May 1, 2001
                                                       Registration No. 33-78944

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ X ]

                         PRE-EFFECTIVE AMENDMENT NO.                       [   ]

                       POST-EFFECTIVE AMENDMENT NO. 16                     [   ]

                                     and/or

                             REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940                [ X ]

                                Amendment No. 18

                             OCC ACCUMULATION TRUST
               (Exact Name of Registrant as Specified in Charter)

                 1345 Avenue of the Americas, New York, NY 10105
                    (Address of Principal Executive Offices)

                                 (212) 739-3191
                         (Registrant's Telephone Number)



                              Francis C. Poli, Esq.
                               Oppenheimer Capital
                           1345 Avenue of the Americas
                             New York, NY 10105-4800
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[  ] immediately upon filing pursuant to  [ X ] on May 1, 2001 pursuant to
     paragraph (b)                              paragraph (b)

[  ] 60 days after filing pursuant to     [   ] on {   } pursuant to
     paragraph (a)(1)                           paragraph (a)(1)

[  ] 75 days after filing pursuant to     [   ] on {   } pursuant to
     paragraph (a)(2)                           paragraph (a)(2) of Rule 485

CROSS REFERENCE SHEET

Form N-1A
  Item
Part A   Caption                            Prospectus
------   -------                            ----------
1.          (a) Front Cover Page            Front Cover Page
            (b) Back Cover Page             Back Cover Page


2.          Risk/Return Summary:            Risk/Return Summary
            Investments, Risks              Principal Investment
            and Performance                 Strategies and Related Risks

3.          Risk/Return Summary:            Risk/Return Summary
            Fee Table

4.          Investment Objectives,          Principal Investment Strategies
            Principal Investment            and Related Risks
            Strategies, and
            Related Risks

5.          Management's Discussion of      N/A
            Fund Performance

6.          Management, Organization,      Fund Management; Distributions
            and Capital Structure          and Taxes

7.          Shareholder Information        Shareholder Information

8.          Distribution Arrangements      N/A

9.          Financial Highlights           Financial Highlights
            Information

Part B   Caption                           Statement of Additional Information
------   -------                           -----------------------------------

10.         Cover Page and Table           Cover Page; Table of Contents
            of Contents

11.         Fund History                   Additional Information--Description
                                           of the Fund

12.         Description of the Fund        Investment of the Fund's Assets;
            and Its Investments            Investment Restrictions
            and Risks

13.         Management of the Fund         Investment Management and Other
                                           Services

14.         Control Persons and Principal  Trustees and Officers; Control
            Holders of Securities          Persons

15.         Investment Advisory and        Investment Management and Other
            Other Services                 Services

16.         Brokerage Allocation and       Investment Management and Other
            Other Purchases                Services - Portfolio Transactions

17.         Capital Stock and Other        Determination of Net Asset Value;
            Securities                     Capital Stock; Additional
                                           Information-Possible Additional
                                           Series

18.         Purchase, Redemption and       Determination of Net Asset Value
            Pricing of Securities

19.         Taxation of the Fund           Dividends, Distributions and Taxes

20.         Underwriters                   Investment Management and Other
                                           Services

21.         Calculations of Performance    Performance Data
            Data

22.         Financial Statements           Financial Statements

                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2001


OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                                Equity Portfolio

                            Blended Equity Portfolio

                           Large Cap Growth Portfolio

                           Small Cap Growth Portfolio

                        Science and Technology Portfolio

                                Target Portfolio

                                Mid Cap Portfolio

                               Small Cap Portfolio

                             Global Equity Portfolio

                                Managed Portfolio

                               Balanced Portfolio

                        U.S. Government Income Portfolio







Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.


The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----

Risk/Return Summary............................................................3

Portfolios Fees & Expenses....................................................11

Sub-Advisor's Past Performance................................................12

Principal Investment Strategies...............................................14

Risks.........................................................................20

Investment Policies...........................................................22

Fund Management...............................................................24

Share Price...................................................................28

Distributions and Taxes.......................................................29

Financial Highlights..........................................................30


                                       RISK/RETURN SUMMARY


INVESTMENT GOALS     Equity Portfolio.....................Long term capital appreciation

                     Blended Equity Portfolio.............Long term capital appreciation

                     Large Cap Growth Portfolio...........Long term capital appreciation

                     Small Cap Growth Portfolio...........Capital appreciation

                     Target Portfolio.....................Capital appreciation

                     Mid Cap Portfolio....................Long term capital appreciation

                     Small Cap Portfolio..................Capital appreciation

                     Science and Technology Portfolio.....Capital appreciation

                     Global Equity Portfolio..............Long term capital appreciation

                     Managed Portfolio....................Growth of capital over time

                     Balanced Portfolio...................Growth of capital and investment income

                     U.S. Gov't Income Portfolio..........High current income and protection of capital



PRINCIPAL INVESTMENT
STRATEGIES             -  The Equity Portfolio invests primarily in equity
                          securities that the investment adviser believes are undervalued in the marketplace.


                       - The Blended Equity Portfolio invests generally in equity securities of companies with market capitalizations of at least $5 billion that the sub-adviser believes offer growth opportunities and in equity securities of companies with market capitalizations of more than $2 billion that the investment adviser believes are undervalued relative to their industry group.

                       - The Large Cap Growth Portfolio invests primarily in equity securities of companies with market capitalizations of at least $5 billion.

                       - The Small Cap Growth Portfolio invests primarily in equity securities of companies with market capitalizations under $2 billion.

                       - The Science and Technology Portfolio invests primarily in equity securities of companies which use innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

                       - The Target Portfolio invests primarily in equity securities of companies with market capitalizations between $1 billion and $10 billion.


                       - The Mid Cap Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and $8 billion.


                       - The Small Cap Portfolio invests primarily in equity securities of companies with market capitalizations under $2 billion.

                       - The Global Equity Portfolio invests primarily in equity securities on a worldwide basis and may invest in U.S. or foreign fixed income securities.

                       - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

                       - The Balanced Portfolio invests in common stocks, preferred stocks, securities convertible into common stock and debt securities.


                       - The U.S. Government Income Portfolio invests primarily in debt obligations including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


INVESTMENT
PHILOSOPHY              OpCap Advisors is the investment adviser
                        to all of the Portfolios. OpCap Advisors has retained PIMCO Equity Advisors, a division of PIMCO Advisors L.P. ("PIMCO
                        Equity Advisors"), as sub-adviser to the Large Cap Growth, Small Cap Growth,
                        Science and Technology and Target
                        Portfolios, and for a portion of the
                        assets of the Blended Equity Portfolio.
                        OpCap Advisors has retained Pacific
                        Investment Management Company ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                        For the equity investments it manages directly, i.e., the Equity, Mid Cap, Small Cap, Global Equity and Balanced Portfolios and the portion of the assets of the Blended Equity and Managed Portfolios not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                        When selecting equity securities, OpCap Advisors believes there are two major components of value.

                        - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                        -  Price - OpCap Advisors looks for market
                           undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                        OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                        -  Company financial statements
                        -  Market share analysis
                        -  Unit volume growth
                        -  Barriers to entry
                        -  Pricing  policies
                        -  Management record.

                        OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                        -  substantial and growing discretionary cash flow
                        -  strong shareholder value-oriented management
                        -  valuable consumer or commercial franchises
                        -  high returns on capital
                        -  favorable price to intrinsic value relationship.


                        In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.


                        There can be no assurance that OpCap Advisors will achieve its goals.

                        PIMCO Equity Advisors acts as sub-adviser to the Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios and has been retained by OpCap Advisors to act as sub-adviser for a portion of the investments of the Blended Equity Portfolio.

                        PIMCO Equity Advisors' investment philosophy focuses on the wealth-creating characteristics of a growing business. By combining the characteristics of growth, quality, and time, its investment process seeks to capture the powerful compounding effect of a growing enterprise. PIMCO Equity Advisors seeks to invest in superior companies and then monitor accounts to ensure that it maintains a portfolio of the highest quality companies available. The investment process includes both quantitative and qualitative screens at identifying candidate securities. PIMCO Equity Advisors aims to significantly outperform the relevant market index over the long term and to control risk relative to the market. There can be no assurance that it will achieve these goals.


                        PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.


                        PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS         If you invest in the Portfolios that invest in equity
                        securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                        -  The stock market goes down
                        -  The Portfolio's investment style (i.e., value or
                           growth) falls out of favor with the stock market
                        -  The Portfolio's investment sector (e.g., small cap,
                           mid cap, technology or foreign securities, which
                           generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                        - For the Equity, Mid Cap, Small Cap, Global Equity, Managed and Balanced Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                        - The stocks selected for growth potential do not achieve such growth.

                        If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                        -  Interest rates rise and the bond market goes down
                        - Issuers of debt instruments cannot meet their obligations
                        - Bond issuers' call bonds selling at a premium to their call price before the maturity date
                        - Loans securing mortgage-backed obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

                        The U.S. Government Income Portfolio principally buys fixed income securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, so credit risk should be low.

BAR CHART &
PERFORMANCE
TABLE
               The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 or less full calendar years during the life of each Portfolio and the highest and lowest quarterly return during the same period for each Portfolio. Performance is not shown in a table for the Blended Equity, Balanced, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios because they do not have a full calendar year of performance. Supplemental performance of the sub-adviser with regard to the Large Cap Growth, Small Cap Growth, Science & Technology and Target Portfolios can be found in the section captioned "Sub-Adviser's Past Performance" after the section "Fees & Expenses of the Portfolios."


               The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

                            EQUITY PORTFOLIO

Year   Performance
1991   31.22 %
1992   17.90 %
1993    7.85 %
1994    3.81 %
1995   38.85 %
1996   23.36 %
1997   26.63 %
1998   11.86 %
1999    2.54 %
2000    9.91 %



During the periods shown in the bar chart, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (12.35)% (for the quarter ended September 30, 1998).

                    MID CAP PORTFOLIO

Year   Performance
1999   21.63 %
2000   25.88 %



During the period shown in the bar chart, the highest quarterly return was 23.78% (for the quarter ended December 31, 1999) and the lowest quarterly return was (6.15)% (for the quarter ended September 30, 1999).

                  SMALL CAP PORTFOLIO


Year   Performance
1991   48.12 %
1992   21.49 %
1993   19.51 %
1994   (1.01)%
1995   15.23 %
1996   18.72 %
1997   22.24 %
1998   (9.03)%
1999   (1.80)%
2000   44.22 %


During the periods shown in the bar chart, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).

                  GLOBAL EQUITY


Year      Performance
1996    15.02%
1997    14.02%
1998    13.29%
1999    26.53%
2000     4.70%

During the periods shown in the bar chart, the highest quarterly return was 14.89% (for the quarter ended December 31, 1998) and the lowest quarterly return was (15.04)% (for the quarter ended September 30, 1998).

                  MANAGED PORTFOLIO


Year      Performance
1991    45.98%
1992    18.65%
1993    10.39%
1994     2.61%
1995    45.55%
1996    22.77%
1997    22.29%
1998     7.12%
1999     5.00%
2000     9.74%


During the periods shown in the bar chart, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).


                  U.S GOVERNMENT INCOME PORTFOLIO


Year     Performance
1996     3.02%
1997     7.04%
1998     8.15%
1999    (1.61)%
2000    10.39%

During the periods shown in the bar chart, the highest quarterly return was 4.68% (for the quarter ended September 30, 1998) and the lowest quarterly return was (1.05)% (for the quarter ended June 30, 1999).

The table below shows how the average annual returns for one year, five years and for the life of the Equity and Managed Portfolios compare to that of the Standard & Poor's Composite Index of 500 Stocks, how the average annual returns for one year and for the life of the Mid Cap Portfolio compare to those of the Wilshire 750 Mid Cap Index, how the average annual returns for the Small Cap Portfolio compare to the Russell 2000, how the average annual returns for the Global Equity Portfolio compare to the MSCI World Index, and how the returns for the U.S. Government Income Portfolio compare to the Lehman Intermediate Government Bond Index. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance. The Blended Equity, Balanced, Large Cap Growth, Small Cap Growth and Target Portfolios do not have one year track records yet.

         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000


                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
EQUITY PORTFOLIO                               9.91%                     14.54%                       15.22%*

MANAGED PORTFOLIO                              9.74%                     13.16%                       17.08%*

S&P 500 INDEX                                 (9.09)%                    18.33%                       16.44%

SMALL CAP PORTFOLIO                           44.22%                     13.35%                       13.85%*

RUSSELL 2000 INDEX                            (3.03)%                    10.31%                       11.67%

MID CAP PORTFOLIO                             25.88%                       N/A                        15.26%

WILSHIRE 750 MID CAP INDEX                     5.03%                       N/A                        12.27%

GLOBAL EQUITY PORTFOLIO                        4.70%                     14.53%                       15.71%

MSCI WORLD INDEX                             (13.81)%                    12.14%                       13.96%

U.S. GOVERNMENT INCOME PORTFOLIO              10.39%                      5.32%                        6.60%

LEHMAN INTERMEDIATE GOVERNMENT
BOND INDEX                                    10.47%                      6.18%                        7.53%

U.S. GOVERNMENT INCOME PORTFOLIO
YIELD FOR THE 30-DAY PERIOD ENDED
DECEMBER 31, 2000              5.08%


*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the

"Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102,
respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.



                            PORTFOLIO FEES & EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.


SHAREHOLDER FEES--FEES YOU PAY DIRECTLY                               None


  Annual Fund Operating Expenses - Expenses that are deducted from Fund assets


                                                                                         Total Annual Fund
                                             Management Fees       Other Expenses        Operating Expenses
  Equity Portfolio                              0.80%                  0.15%                   0.95%
  Blended Equity Portfolio                      0.80%                  0.20%                   1.00%
  Large Cap Growth Portfolio                    0.80%                  0.20%                   1.00%
  Small Cap Growth Portfolio                    0.80%                  0.20%                   1.00%
  Science & Technology Portfolio*               0.00%                  1.04%                   1.04%
  Target Portfolio                              0.80%                  0.20%                   1.00%
  Mid Cap Portfolio*                            0.44%                  0.56%                   1.00%
  Small Cap Portfolio                           0.80%                  0.10%                   0.90%
  Global Equity Portfolio                       0.80%                  0.34%                   1.14%
  Managed Portfolio                             0.78%                  0.08%                   0.86%
  Balanced Portfolio                            0.80%                  0.20%                   1.00%
  U.S. Government Income Portfolio*             0.50%                  0.51%                   1.01%



*If OpCap Advisors did not waive a portion of its fees, Management Fees and Total Annual Fund Operating Expenses would have been 0.80% and 1.36%, respectively, for the Mid Cap Portfolio, 0.80% and 1.82% respectively, for the Science and Technology Portfolio, and 0.60% and 1.11%, respectively for the U.S. Government Income Portfolio.

EXAMPLE:

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming: (1) 5% annual return; (2) the Fund's operating expenses remain the same, and (3) you redeem all your shares at the end of each period in the table.

                                                1 Year           3 Years           5 Years          10 Years
  Equity Portfolio                                $97              $303              $525            $1,166
  Blended Equity Portfolio                       $102              $318              $552            $1,225
  Large Cap Growth Portfolio                     $102              $318              $552            $1,225
  Small Cap Growth Portfolio                     $102              $318              $552            $1,225
  Science & Technology Portfolio                 $106              $331              $574            $1,271
  Target Portfolio                               $102              $318              $552            $1,225
  Mid Cap Portfolio                              $102              $318              $552            $1,225
  Small Cap Portfolio                             $92              $287              $498            $1,108
  Global Equity Portfolio                        $116              $362              $628            $1,386
  Managed Portfolio                               $88              $274              $477            $1,061
  Balanced Portfolio                             $102              $318              $552            $1,225
  U.S. Government Income Portfolio               $103              $322              $558            $1,236


                         SUB-ADVISER'S PAST PERFORMANCE


The performance results shown below represent composite returns (the "Composites") derived from performance data furnished by PIMCO Equity Advisors which is sub-adviser to the Large Cap Growth, Small Cap Growth, Science and Technology and Target portfolios, the ("Growth Portfolios"). The Composites are comprised of all accounts managed by PIMCO Equity Advisors with substantially similar investment objectives, policies and strategies as the Growth Portfolios.

The Composites have not been subject to the same types of expenses and restrictions to which the Growth Portfolio's are subject under the Investment Company Act and the Internal Revenue Code. The information regarding the performance of the Composites does not represent the Growth Portfolio's performance. Such information should not be considered a prediction of the future performance of the Growth Portfolios. The Growth Portfolios are newly organized and have no performance record of their own.

The table below shows the average annual total return of the Composites managed by PIMCO Equity Advisors for the periods set forth below. The Composite returns are also compared against their relevant benchmark (which are the same benchmarks for the Growth Portfolios). The past performance data for the Composites has been adjusted to reflect the management fees and other expenses actually paid by the Growth Portfolios and assume the reinvestment of all dividends and distributions. The fees and expenses paid by the Growth Portfolios will be higher than the fees and expenses paid by the Composites. The performance of the Composites would have been lower than that shown below if the Composites had been subject to the fees and expenses of the Growth Portfolios and to other restrictions applicable to investment companies under relevant laws.


                           AVERAGE ANNUAL TOTAL RETURN


                                                                                           SINCE
                                     1998             1999              2000          INCEPTION(2),(4)
                                     ----             ----              ----          -----------------
Science and Technology
Composite                            37.22(1)         139.75           -28.77             46.02
Lipper Science & Technology
Index                                39.06(1)         113.90           -30.27             29.90

                           AVERAGE ANNUAL TOTAL RETURN


                                     1998             1999              2000          INCEPTION(2),(4)
                                     ----             ----              ----          -----------------
Large Cap Growth Portfolio           N/A               30.91 (3)       -13.59              7.30
Russell 1000 Growth Index            N/A               25.20 (3)       -22.42             -1.66
Small Cap Growth Portfolio           -3.65             66.03           -12.43             23.12
Russell 2000 Growth Index             1.23             43.09           -22.43             11.32
Target Portfolio                     N/A               64.48 (3)        10.12             40.42
Russell Mid Cap Growth Index         N/A               46.29 (3)       -11.75             15.72


   (1) Performance is for the period October 1, 1998 through December 31,
       1998.
   (2) The inception periods for the Large Cap Growth Composite, Small Cap Growth Composite, Science and Technology Composite and Target Composite are 4/1/99, 7/1/94, 10/1/98 and 4/1/99 respectively.
   (3) Performance is for the period April 1, 1999 through December 31,1999.
   (4) For the period ended December 31, 2000.

Average Annual Total Return: Composite results are measured internally based upon trade date accounting and include the reinvestment of dividends and interest. Results for the full historical period are time weighted. The Composites are valued monthly and portfolio returns are asset weighted using beginning-of-month market values. Quarterly, annual and annualized periods are calculated based upon geometrically linked monthly returns.

The benchmark (or index) for each of the Composites are a measure of the broad market for their respective strategy. Each index is included to provide a detailed basis of comparison. Each index is unmanaged and reflects past performance, which is not indicative of future results. For comparison purposes, the unmanaged index is fully invested and returns are gross of investment management fees.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

BLENDED EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation.

Q What is the Portfolio's investment program?

A The Portfolio invests generally in equity securities of companies with market capitalization of a least $5 billion at the time of purchase that PIMCO Equity Advisors believes will experience relatively rapid earnings growth and in equity securities of companies with market capitalizations of at least $2 billion that OpCap Advisors believes are undervalued relative to their industry group. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for long term growth of capital arise from companies that are undervalued relative to their industry group or show strong potential for growth or experience better than anticipated earnings growth.

LARGE CAP GROWTH PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation.

Q What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations of at least $5 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q What are the potential rewards of investing in the Portfolio?
A Common stocks and other equity securities offer a way to invest for long term growth of capital. The prices of securities of large cap companies may be less volatile than those of less highly-capitalized companies.


 SMALL CAP GROWTH PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation.

Q What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations of under $2 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high- quality fixed income securities.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for appreciation for small cap companies could result from product expansion or product improvement, industry transition, new management or the sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. As additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation over the long term.


SCIENCE AND TECHNOLOGY PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation.

Q What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies which PIMCO
  Equity Advisors believes uses innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Although the Portfolio emphasizes technology companies, it is not required to invest exclusively in companies in a particular business sector. The Portfolio is concentrated, investing in approximately 25 mid and large cap stocks. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for technology companies may result from the competitive strategic advantages associated with the use and service of innovative technologies as well as from the successful development and sale of those technologies.


TARGET PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation.

Q What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. To the extent the Portfolio invests in mid cap companies it may take advantage of opportunities for value creation resulting from regional or product line expansion or the sale of such companies. Investments in larger-size companies help mitigate the volatility of the Portfolio.


MID CAP PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation.

Q What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and $8 billion at the time of purchase which OpCap Advisors believes are undervalued. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are less well known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.


SMALL CAP PORTFOLIO

Q What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital.
  Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.


GLOBAL EQUITY PORTFOLIO

Q What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies located throughout the world which OpCap Advisors believes are undervalued in the marketplace. The Portfolio may invest up to 35% of its total assets in fixed income securities which may be lower than investment grade.

Q What are the potential rewards of investing in the Portfolio?

A Foreign securities provide additional opportunities and diversification. U.S.
  stocks represent less than half of the world's stock market capitalization.


MANAGED PORTFOLIO

Q What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.


BALANCED PORTFOLIO

Q What is the Portfolio's investment objective?

A Growth of capital and investment income.

Q What is the Portfolio's investment program?

A The Portfolio invests in equity and debt securities that OpCap Advisors believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities. The Portfolio seeks debt securities that offer investment income and the potential for capital appreciation if interest rates decline or the issuer's credit improves. OpCap Advisors seek to find convertible securities that have the potential for investment income prior to conversion and capital growth. Convertible debt securities may be classified as equity securities or as debt securities depending on the value of the conversion feature as compared to the debt feature. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over the counter markets. The Portfolio may invest up to 25% of its total assets in debt securities rated below investment grade.

Q What are the potential rewards of investing in the Portfolio?

A The Portfolio's mix of equity securities, convertible securities and debt securities may result in the Portfolio's being less volatile than the market.


U.S. GOVERNMENT INCOME PORTFOLIO

Q What is the Portfolio's investment objective?

A High level of current income together with protection of capital by investing in debt obligations, including mortgage-backed securities issued or guaranteed by the United States government, its agencies or instrumentalities.

Q What is the Portfolio's investment program?

A The Portfolio primarily invests in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These securities are referred to as "U.S. Government Securities." The Portfolio also may purchase mortgage-backed securities to effectuate this program.


  OpCap Advisors observes current and historical yield relationships between maturities and sectors to seek the best relative values. The Portfolio generally maintains an average maturity between five and ten years. OpCap Advisors does not attempt to forecast interest rates in managing the Portfolio.

Q What are the potential rewards of investing in the Portfolio?

A The Portfolio consists of high quality debt instruments. Since the average maturity of the Portfolio's investments are between five and ten years, the Portfolio should be less volatile than a longer term bond fund.



                                      RISKS

Q What are the risks of investing in the Portfolios?

A The Equity, Blended Equity, Large Cap Growth, Small Cap Growth, Science and
  Technology, Target, Mid Cap, Small Cap, Global Equity, Managed and Balanced Portfolios invest principally in equity securities which may be affected by the following:

     STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

     Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

     STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

     ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

     SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

     SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector. The Science and Technology Portfolio will invest primarily in technology related companies.

     Companies dependent on new technology and innovative products are more volatile than well established, older companies.

     INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

     ASSET ALLOCATION RISK - The Managed and Balanced Portfolios invest in a mix of equity and fixed income securities. The portfolio managers of those Portfolios can make the wrong allocation decisions.

     FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities. This risk is greater for the Global Equity Portfolio which invests on a worldwide basis.

      - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

      - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

      - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

      - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

      - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.


      - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

      - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

      - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

      - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Global Equity Portfolio, Managed Portfolio or the Balanced Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

      -  more volatility

      -  less liquidity

      -  greater risk of issuer default or insolvency.


                               INVESTMENT POLICIES

Q Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q Can the Portfolios use derivative instruments?

A Yes. The Equity, Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Mid Cap, Small Cap, Global Equity, Managed and Balanced Portfolios may use the following derivative instruments:

      -  futures contracts
      -  options on futures contracts
      -  forward foreign currency contracts
      -  covered calls written on individual securities
      -  uncovered calls and puts
      -  options on stock indices
      -  swaps.

     The Equity, Mid Cap, Small Cap, Global Equity and Balanced Portfolios do not expect to use derivative instruments significantly, if at all. The Blended Equity, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q What are the risks of derivative instruments?

A Derivative instruments can reduce the return of a Portfolio if :

      -  Its investment adviser uses a derivative instrument at the wrong time

      - The prices of a Portfolio's futures or options positions are not correlated with its other investments
      -  A Portfolio cannot close out a position because of an illiquid market.

Q Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The
  Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $37 billion of assets under management as of December 31, 2000. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

Through its ownership of PAH, Allianz AG ("Allianz") is the majority owner of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors. Pacific Life Insurance Company owns approximately 30% in PIMCO Advisors L.P. Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in more than 70 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $700 billion.


OpCap Advisors and PIMCO Advisors have been in business as investment advisers since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of the Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios for which OpCap Advisors has retained PIMCO Equity Advisors as subadvisor, OpCap Advisors (and not the Fund) pays a portion of the advisory fees its receives to PIMCO Equity Advisors in return for its services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2000:



        Equity Portfolio..................................................0.80%
        Mid Cap Portfolio.................................................0.44%*
        Small Cap Portfolio...............................................0.80%
        Global Equity Portfolio...........................................0.80%
        Managed Portfolio.................................................0.78%

                                         24

        U.S. Government Income Portfolio..................................0.50%*
        Science and Technology Portfolio..................................0.00%*



*If OpCap Advisors did not waive a portion of its fees, Management Fees and Total Annual Fund Operating Expenses would have been 0.80% and 1.36%, respectively, for the Mid Cap Portfolio, 0.80% and 1.82% respectively, for the Science and Technology Portfolio, and 0.60% and 1.11%, respectively for the U.S. Government Income Portfolio.

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to the Equity, Global Equity, Managed, Small Cap, Science and Technology, Mid Cap, Balanced, Blended Equity, Large Cap Growth, Small Cap Growth and Target Portfolios. The rate applicable to the U.S. Government Income Portfolio is 0.60% of average net assets.


OpCap Advisors will pay PIMCO Equity Advisors fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios for investment advisory services PIMCO Equity Advisors renders to those Portfolios.


PIMCO EQUITY ADVISORS

PIMCO Equity Advisors acts as subadviser to the Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios. OpCap Advisors has also retained the PIMCO Equity Advisors to manage a portion of the investments of the Blended Equity Portfolio. PIMCO Equity Advisors is a division of PIMCO Advisors L.P., which has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000 PIMCO Advisors and its subsidiary partnerships had approximately $280 billion in assets under management.

PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $220 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly-owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PORTFOLIO MANAGERS

[Photo of Louis Goldstein]    Louis Goldstein has been the portfolio manager of
                              the Mid Cap Portfolio since its inception. Mr.
                              Goldstein, a Managing Director of Oppenheimer
                              Capital, joined Oppenheimer Capital in 1991 and has 18 years of investment experience. He earned a BS Summa Cum Laude and a MBA in Finance with honors from the Wharton School of Business.


[Photo of John Lindenthal]    John Lindenthal, Managing Director and senior
                              equity portfolio manager and analyst at
                              Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. He brings 31 years of investment experience to his current position. Mr.
                              Lindenthal joined Oppenheimer Capital in 1979 from
                              Bank of America where he was a senior portfolio manager responsible primarily for pension assets.
                              Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.



[Photo of Mark Degenhart]     Mark Degenhart, Senior Vice President, has been a
                              portfolio manager of the Small Cap Portfolio since
                              February 1999. He joined Oppenheimer Capital in
                              January 1999 with responsibilities including research, analysis and investment management.
                              Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at
                              Palisade Capital Management since 1993. He has a
                              BS degree in marketing from the University of Scranton.



[Photo of Elisa A. Mazen]     Elisa A. Mazen, Senior Vice President, has been a
                              member of the international equity investment team at Oppenheimer Capital since 1994 and is the primary global portfolio manager for the Global
                              Equity Portfolio. Prior to joining Oppenheimer
                              Capital, she was a Portfolio Manager/ Analyst at Clemente Capital, Inc. Ms. Mazen graduated with a
                              BA in economics/ finance from Douglass College, Rutgers University in 1983.

[Photo of Richard
Glasebrook]             Richard Glasebrook, Managing Director of Oppenheimer
                        Capital, has managed the domestic portion of the Global
                        Equity Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and a MBA from the Harvard School of Business Administration. Mr. Glasebrook has been a portfolio manager of the Managed Portfolio since its inception.


[Photo of Colin
Glinsman]               Colin Glinsman, Chief Investment Officer and Managing
                        Director of Oppenheimer Capital, has been named the portfolio manager of the Balanced Portfolio. He joined
                        Oppenheimer Capital in 1989 as a securities analyst. Mr.
                        Glinsman has a BA from Yale University and a MS from New
                        York University.


[Photo of Vikki Hanges] Vikki Hanges, Senior Vice President of Oppenheimer
                        Capital, has been the portfolio manager of the U.S. Government Portfolio since its inception. She joined Oppenheimer Capital in 1982. Ms. Hanges has a BS from Cornell University.

[Photo of Kenneth W.
Corba] Kenneth W. Corba is the portfolio manager of the Large Cap Growth Portfolio. Mr. Corba, Chief Investment Officer, Managing Director of PIMCO Equity Advisors, joined PIMCO Equity Advisors in January 1999. Prior to this time, he was the Chief Investment Officer for Eagle Asset Management from March 1995 to March 1999 and Director of the Capital Management Group at Stein Roe & Farnham from June 1984 to February 1995. He has a BA and MBA from the University of Michigan.

[Photo of Michael F.
Gaffney] Michael F. Gaffney, a Managing Director of PIMCO Equity Advisors, is the portfolio manager of the Small Cap Growth Portfolio. Mr. Gaffney joined PIMCO Equity Advisors in January 1999. Prior to this time, he was the Senior Vice President and Portfolio Manager for Alliance Capital Management from September 1987 to January 1999. He has a BS Magna Cum Laude from St. John's University and a MBA from New York University.

[Photo of Dennis
McKechnie]              Dennis McKechnie, a Certified Financial Analyst, is a
                        Managing Director of PIMCO Equity Advisors. Mr.
                        McKechnie is the manager of the Science and Technology
                        Portfolio and joined PIMCO Equity Advisors in January
                        1999. He has eight years of investment management experience as the Vice President for Columbus Circle
                        Investors from April 1991 to January 1999. Mr. McKechnie has a BS in Electrical Engineering from Purdue
                        University and a MBA from Columbus Business School.


[Photo of Jeffrey D.
Parker] Jeffrey D. Parker, a Managing Director of PIMCO Equity Advisors, is the portfolio manager of the Target Portfolio. Mr. Parker joined PIMCO Equity Advisors in January 1999. Prior to this time, he was an Assistant Portfolio Manager for Eagle Asset Management from July 1996 to December 1998 and a Senior Consultant specializing in health care and technology for Andersen Consulting from February 1991 to May 1994. Mr. Parker has a BBA from the University of Miami and a MBA from Vanderbilt University.

[Photo of William H.
Gross] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.


                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                                    TOTAL PORTFOLIO ASSETS - LIABILITIES
             Net Asset Value =   ------------------------------------------
                                   NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year. The U.S. Government Income Portfolio pays dividends from its net investment income once a month.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:



                                                                                 YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                           2000            1999            1998            1997          1996
                                                     -------------   -------------   -------------   -------------   -----------
Net asset value, beginning of year ................       $37.56          $38.70          $36.52          $30.07        $25.05
                                                     -------------   -------------   -------------   -------------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............................         0.25            0.25            0.39            0.39          0.21
Net realized and unrealized gain
  on investments ..................................         2.39            0.62            3.84            7.34          5.52
                                                     -------------   -------------   -------------   -------------   -----------
  Total income from investment operations .........         2.64            0.87            4.23            7.73          5.73
                                                     -------------   -------------   -------------   -------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................        (0.30)          (0.36)          (0.39)          (0.28)        (0.24)
Net realized gains ................................        (3.81)          (1.65)          (1.66)          (1.00)        (0.47)
                                                     -------------   -------------   -------------   -------------   -----------
  Total dividends and distributions to shareholders        (4.11)          (2.01)          (2.05)          (1.28)        (0.71)
                                                     -------------   -------------   -------------   -------------   -----------
Net asset value, end of year. .....................       $36.09          $37.56          $38.70          $36.52        $30.07
                                                     =============   =============   =============   =============   ===========
TOTAL RETURN (1) ..................................         9.9%            2.5%           11.9%           26.6%         23.4%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...................      $88,613         $70,512         $48,711         $28,820       $19,843
Ratio of expenses to average net assets (2) .......        0.95%           0.91%           0.94%           0.99%         0.93%   (3)
Ratio of net investment income to average net assets       0.78%           0.86%           1.36%           1.25%         1.29%   (3)
Portfolio Turnover ................................          58%             84%             29%             32%           36%


-----------------------------------------------------------------------------------------------------------------------------------


(1)  Assumes reinvestment of all dividends and distributions.
(2)  Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal year indicated above, the Adviser waived a portion of its fees. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 1.17%, respectively.

                             OCC ACCUMULATION TRUST
                                MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:



                                                                                  YEAR ENDED               FOR THE PERIOD
                                                                                   DECEMBER 31,         FEBRUARY 9, 1998 (1)
                                                                   -------------------------------               TO
                                                                             2000            1999        DECEMBER 31, 1998
                                                                   ---------------      ----------      ---------------------
Net asset value, beginning of period. .........................            $11.63           $9.79                     $10.00
                                                                   ---------------      ----------      ---------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................................              0.06            0.05                       0.05
Net realized and unrealized gain (loss) on investments ........              2.83            2.07                      (0.21)
                                                                   ---------------      ----------      ---------------------
Total income (loss) from investment operations ................              2.89            2.12                      (0.16)
                                                                   ---------------      ----------      ---------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .........................................             (0.04)          (0.05)                     (0.05)
Net realized gains ............................................             (1.46)          (0.23)                         -
                                                                   ---------------      ----------      ---------------------
Total dividends and distributions to shareholders .............             (1.50)          (0.28)                     (0.05)
                                                                   ---------------      ----------      ---------------------
Net asset value, end of period. ...............................            $13.02          $11.63                      $9.79
                                                                   ===============      ==========      =====================
TOTAL RETURN (2). .............................................             25.9%           21.6%                       (1.6)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................           $16,741          $5,382                     $1,885
Ratio of expenses to average net assets (3)(4)... .............             1.00%           1.03%                      1.05% (5)
Ratio of net investment income to average net assets(4) .......             0.65%           0.62%                      0.78% (5)
Portfolio Turnover ............................................              100%            108%                        38%


------------------------------------------------------------------------------------------------------------------------------------


(1) Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3) Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Adviser waived a portion or all its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.36% and 0.29%, respectively, for year ended December 31, 2000, 1.70% and (0.05%), respectively, for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.
(5) Annualized

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:




                                                                                  YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------------
                                                                  2000          1999          1998          1997           1996
                                                            -----------   -----------   -----------   -----------   ------------
Net asset value, beginning of year. .....................       $22.52        $23.10        $26.37        $22.61         $19.91
                                                            -----------   -----------   -----------   -----------   ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................................         0.26          0.14          0.14          0.08           0.14
Net realized and unrealized  gain (loss)  on investments          9.62         (0.57)        (2.38)         4.73           3.45
                                                            -----------   -----------   -----------   -----------   ------------
Total income (loss) from investment operations ..........         9.88         (0.43)        (2.24)         4.81           3.59
                                                            -----------   -----------   -----------   -----------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...................................        (0.14)        (0.15)        (0.09)        (0.13)         (0.25)
Net realized  gains. ....................................            -             -         (0.94)        (0.92)         (0.64)
                                                            ------------  ------------  ------------  ------------  -------------
Total dividends and distributions to shareholders .......        (0.14)        (0.15)        (1.03)        (1.05)         (0.89)
                                                            ------------  ------------  ------------  ------------  -------------

Net asset value, end of year. ...........................       $32.26        $22.52        $23.10        $26.37         $22.61
                                                            ============  ============  ============  ============  =============
TOTAL RETURN (1). .......................................        44.2%          (1.8)%        (9.0)%       22.2%          18.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........................     $224,669      $151,290      $155,506      $110,565        $34,257
Ratio of expenses  to average net assets (2) ............        0.90%         0.89%         0.88%         0.97%          0.93% (3)
Ratio of net investment income to average net assets ....        1.03%         0.61%         0.72%         0.64%          1.03% (3)
Portfolio Turnover ......................................         114%           99%           51%           68%            50%


------------------------------------------------------------------------------------------------------------------------------------



(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal year indicated above, the Adviser waived a portion of its fees. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.01% and 0.95%, respectively.

                             OCC ACCUMULATION TRUST
                             GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:




                                                                                   YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                             2000           1999            1998          1997          1996
                                                           ----------    ------------     ----------   -----------   ------------
Net asset value, beginning of year ......................    $16.56          $15.43         $14.32        $13.23         $11.61
                                                           ----------    ------------     ----------   -----------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................................       0.18            0.31           0.12          0.06           0.04
Net realized and unrealized gain on investments
   and foreign currency transactions ....................       0.50            3.78           1.78          1.79           1.70
                                                           ----------    ------------     ----------   -----------   ------------
   Total income from investment operations ..............       0.68            4.09           1.90          1.85           1.74
                                                           ----------    ------------     ----------   -----------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ..............................      (0.14)          (0.26)         (0.18)        (0.04)         (0.05)
In excess of net investment income ......................          -               -              -         (0.03)             -
From net realized gains .................................      (1.74)          (2.70)         (0.61)        (0.69)         (0.07)
                                                           ----------    ------------     ----------   -----------   ------------
   Total dividends and distributions to shareholders.....      (1.88)          (2.96)         (0.79)        (0.76)         (0.12)
                                                           ----------    ------------     ----------   -----------   ------------
Net asset value, end of year. ...........................     $15.36          $16.56         $15.43        $14.32         $13.23
                                                           ==========    ============     ==========   ===========   ============
TOTAL RETURN (1). .......................................       4.7%           26.5%          13.3%         14.0%          15.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........................   $41,299         $43,412        $34,777       $25,874        $16,972
Ratio of expenses to average net assets (2) .............      1.14%           1.10%          1.13%         1.19% (3)      1.42% (3)
Ratio of net investment income to average net assets ....      1.07%           0.48%          0.79%         0.45% (3)      0.81% (3)
Portfolio Turnover ......................................       110%             83%            55%           53%            40%


------------------------------------------------------------------------------------------------------------------------------------


(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal periods indicated
    above, the Adviser waived a portion of its fees. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.40%, respectively, for the year ended December 31, 1996.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:



                                                                                 YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------------
                                                           2000              1999             1998           1997           1996
                                                      -------------   -------------   ------------   ------------   ------------
Net asset value, beginning of year ................         $43.65          $43.74         $42.38         $36.21         $30.14
                                                      -------------   -------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............................           0.99            0.56           0.60           0.34           0.43
Net realized and unrealized  gain
  on investments ..................................           2.41            1.47           2.40           7.45           6.31
                                                      -------------   -------------   ------------   ------------   ------------
  Total income from investment operations .........           3.40            2.03           3.00           7.79           6.74
                                                      -------------   -------------   ------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................          (0.58)          (0.65)         (0.33)         (0.40)         (0.41)
Net realized gains ................................          (3.27)          (1.47)         (1.31)         (1.22)         (0.26)
                                                      -------------   -------------   ------------   ------------   ------------
  Total dividends and distributions to shareholders          (3.85)          (2.12)         (1.64)         (1.62)         (0.67)
                                                      -------------   -------------   ------------   ------------   ------------

Net asset value, end of year. .....................         $43.20          $43.65         $43.74         $42.38         $36.21
                                                      =============   =============   ============   ============   ============
TOTAL RETURN (1) ..................................           9.7%            5.0%           7.1%          22.3%          22.8%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...................       $693,469        $804,467       $777,087       $466,791       $180,728
Ratio of expenses to average net assets (2) .......          0.86%           0.83%          0.82%          0.87%          0.84%  (3)
Ratio of net investment income to average net assets         2.20%           1.27%          1.74%          1.42%          1.66%  (3)
Portfolio Turnover ................................           168%             50%            37%            32%            27%


-----------------------------------------------------------------------------------------------------------------------------------


(1)  Assumes reinvestment of all dividends and distributions.
(2)  Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal year indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.85% and 1.65%, respectively.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:



                                                                                      YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------------
                                                                     2000          1999        1998          1997         1996
                                                                   ----------    ---------  -----------    ---------    ---------
Net asset value, beginning of year. ............................      $10.00       $10.66       $10.51       $10.38       $10.62
                                                                    ----------    ---------  -----------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................................        0.51         0.49         0.53         0.57         0.55
Net realized and unrealized gain (loss) on investments .........        0.50        (0.66)        0.31         0.14        (0.24)
                                                                    ----------    ---------  -----------    ---------    ---------
Total income (loss) from investment operations .................        1.01        (0.17)        0.84         0.71         0.31
                                                                    ----------    ---------  -----------    ---------    ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income. .........................................       (0.51)       (0.49)       (0.53)       (0.57)       (0.55)
Net realized  gains ............................................           -            -        (0.16)       (0.01)           -
                                                                    ----------    ---------  -----------    ---------    ---------
Total dividends and distributions to shareholders. .............       (0.51)       (0.49)       (0.69)       (0.58)       (0.55)
                                                                    ----------    ---------  -----------    ---------    ---------
Net asset value, end of year. ..................................      $10.50       $10.00       $10.66       $10.51       $10.38
                                                                    ==========    =========  ===========    =========    =========
TOTAL RETURN (1). ..............................................       10.4%         (1.6)%       8.1%         7.0%         3.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................      $9,436       $9,830      $10,542       $6,983       $3,422
Ratio of expenses to average net assets (2) ....................       1.01% (3)    0.95%        1.00% (3)    0.93% (3)    0.96% (3)
Ratio of net investment income to average net assets. ..........       5.04% (3)    4.78%        4.96% (3)    5.51% (3)    5.27% (3)
Portfolio Turnover .............................................         35%          69%          80%          80%          31%


------------------------------------------------------------------------------------------------------------------------------------



(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waiver and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.11% and 4.94% , respectively, for the year ended December 31, 2000, 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.38%, respectively, for the year ended December 31, 1997, and 2.34% and 3.89%, respectively, for the year ended December 31, 1996.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD
                   APRIL 12, 2000* THROUGH DECEMBER 31, 2000



Net asset value, beginning of period ...........................       $10.00
                                                                   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................................         (0.03)
Net realized and unrealized loss on investments ................         (3.90)
                                                                   ------------
  Total loss from investment operations ........................         (3.93)
                                                                   ------------
Net asset value, end of period .................................         $6.07
                                                                   ============
TOTAL RETURN (1) ...............................................         (39.3)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................        $1,822
Ratio of expenses to average net assets (2)(3)(4) ..............         1.04%
Ratio of net investment loss to average net assets (3)(4) ......         (0.39)%
Portfolio Turnover .............................................           79%


--------------------------------------------------------------------------------


 *  Commencement of operations.
(1) Total return for a period of less than one year is not annualized.
(2) Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal period indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.82% (annualized) and (1.17%) (annualized), respectively.
(4) Annualized

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
   Telephone:  1-202-942-8090

   Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.


OCC ACCUMULATION TRUST

Equity Portfolio

Blended Equity Portfolio

Large Cap Growth Portfolio

Small Cap Growth Portfolio

Science and Technology Portfolio

Target Portfolio

Mid Cap Portfolio

Small Cap Portfolio

Global Equity Portfolio

Managed Portfolio

Balanced Portfolio

U.S. Government Income Portfolio

                       Statement of Additional Information


OCC ACCUMULATION TRUST

Equity Portfolio
Blended Equity Portfolio
Large Cap Growth Portfolio
Small Cap Growth Portfolio
Science and Technology Portfolio
Target Portfolio
Mid Cap Portfolio
Small Cap Portfolio
Global Equity Portfolio
Managed Portfolio
Balanced Portfolio
U.S. Government Income Portfolio

1345 Avenue of the Americas
New York, NY  10105-4800






        This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 2001, (the "Prospectus") of OCC Accumulation Trust (the "Fund"). Contractowners can obtain copies of the Prospectus by written request to the life insurance company who issued the Contract at the address delineated in the Variable Account Prospectus or by calling the life insurance company who issued the Contract at the telephone number listed in the Variable Account Prospectus.




              THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION
                                 IS MAY 1, 2001

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
           Investment of Assets...............................................3

           Investment Restrictions...........................................20


           Trustees and Officers.............................................23


           Control Persons...................................................28


           Investment Management and Other Services..........................33


           Determination of Net Asset Value..................................36


           Dividends, Distribution and Taxes.................................37


           Portfolio Yield and Total Return Information......................38


           Additional Information............................................42

                              INVESTMENT OF ASSETS

        The investment objective and policies of each Portfolio of the Fund are described in the Prospectus. A further description of the investments and investment methods applicable to certain Portfolios appears below.

        OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES. Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

        COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). In addition to securities issued by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), another type of mortgage-backed security is the CMO, which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Investments will only be made in CMOs which are of high quality, as determined by the Board of Trustees.

        COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). Each of the Blended Equity, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional, loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

        STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). Each of the Blended Equity, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may invest in SMBs. SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

        ASSET-BACKED SECURITIES ("ABS"). Each of the Blended Equity, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may invest in asset-backed securities. Asset-backed securities may be structured as undivided fractional ownership interests in an underlying pool of assets or as debt instruments issued by a special purpose entity organized solely for the purpose of owning these assets and issuing such debt. Examples of assets used to back asset-backed securities include motor vehicle installment sales contracts, installment loans secured by motor vehicles, receivables representing amounts owed by businesses to vendors or other trade creditors and receivables from revolving credit (credit card) agreements.

        Asset-backed securities present certain risks. Some asset-backed securities may be subject to the prepayment and extension risks. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Trade receivables may also be unsecured.

        Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of automobile receivables may not have a proper security interest in all of the obligations backing these receivables. Therefore, it is possible that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

        Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

        INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus.

        The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, OpCap Advisors or if delegated to a sub-adviser, (together the "Manager") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes. Variable rate notes are subject to the Portfolios' investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

        INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolios may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal amount and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are fully payable (principal amount plus accrued interest) on demand or within seven days after demand.

        LOWER RATED BONDS. Each Portfolio (except the Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios) may invest up to 5% of its assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"). These securities are commonly known as "high yield securities." The Balanced Portfolio may invest up to 25% of its assets in high yield securities. Securities rated less than Baa by Moody's or BBB- by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. It is the Fund's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Manager's own independent and ongoing review of credit quality. High yield securities may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for high yield securities may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, high yield securities prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its high yield securities accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its high yield securities investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for high yield securities also may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding high yield securities.

        DOLLAR ROLLS. The U.S. Government Income and Managed Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as interest earned on the cash proceeds of the initial sale.

        The Portfolio will establish a segregated account with the Fund's custodian bank in which the Portfolio will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

        Dollar rolls are considered borrowings by the Portfolio. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio is required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of all borrowings.

        PORTFOLIO SECURITIES LOANS. The Fund on behalf of the Blended Equity, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may lend portfolio securities to unaffiliated brokers, dealers and financial institutions, provided that the borrower must deposit with the Portfolio collateral, in the form of cash, equal to at least 100% of the market value of the loaned securities, marked to market daily. While the securities are on loan, the borrower must pay the Portfolio any income accruing thereon. The borrower also compensates the Portfolio by paying a loan fee or by allowing the Portfolio to retain any income earned on the investment of the cash collateral in portfolio securities. Although investment of the collateral may increase the Portfolio's potential return, it will also increase the Portfolio's potential for loss.

        A Portfolio normally will lend securities subject to termination by the Portfolio in the normal settlement time or by the borrower on one day's notice. The borrower must return the securities, and the Portfolio must return the collateral, when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan is borne by the Portfolio and its shareholders, except that gains cannot be realized if the borrower defaults on its obligation to return the borrowed securities. The Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of securities.

        REPURCHASE AGREEMENTS. The Fund on behalf of a Portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Portfolio's purchase price, with the difference being income to the Portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. government securities with a market value of not less than 100% of the counterparty's obligations, valued daily. Collateral is held by the Fund's custodian for the benefit of the Portfolio.

        Repurchase agreements afford a Portfolio an opportunity to earn income on temporarily available cash at low risk. If bankruptcy or insolvency proceedings are commenced with respect to the counterparty before repurchase of the security under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the security, the Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

        To minimize the risk of counterparty default, the investment manager reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund.

        REVERSE REPURCHASE AGREEMENTS. The Fund on behalf of the Blended Equity, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may enter into reverse repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Reverse repurchase agreements are arrangements under which a Portfolio sells securities and agrees to repurchase the securities within a specific time and at a specified price. The repurchase price is generally higher than the Portfolio's sale price, with the difference representing the cost to the Portfolio of borrowing the cash received on the sale. Reverse repurchase agreements involve the risk that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to resell the securities. Repurchase agreements are considered to be a form of, and are subject to the Fund's restrictions on, borrowing.

        HEDGING. As stated in the Prospectus, the Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Global Equity, Managed, Balanced, Mid Cap, Small Cap and Equity Portfolios may engage in options and futures. Information about the options and futures transactions these Portfolios may enter into is set forth below.

        FINANCIAL FUTURES. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. The Blended Equity, Managed, Mid Cap, Large Cap Growth, Small Cap Growth, Science and Technology, Target and Global Equity Portfolio may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indices of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor's ("S&P") 500 Index or the Financial Times Equity Index ("index" futures). At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of the Portfolio's total assets. This limitation is not a fundamental policy.

        INFORMATION ON PUTS AND CALLS. The Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Mid Cap, Balanced, Managed, Small Cap and Equity Portfolios may write calls on individual securities. The Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Mid Cap, Managed, Balanced and Global Equity Portfolios are authorized to write covered put and call options and purchase put and call options on the securities in which they may invest.

When a portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the portfolio forgoes any possible profit from an increase in market price over the exercise price. A portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the portfolio retains the underlying security and the premium received. If, due to a lack of a market, a portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the portfolio's entering into a closing purchase transaction.

        When a portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the portfolio will lose its premium payment and the right to purchase the underlying investment.

        With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the securities underlying an option it has written, in accordance with the terms of that option as written, a portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 15% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

        A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium received on a put written by a portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.


        When writing put options, to secure its obligation to pay for the underlying security, the Fund, on behalf of a portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the portfolio's obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.


        A portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.


        When a portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its securities holdings against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of a portfolio's securities.


        An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio 's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell its securities to cover the call, thus increasing its turnover rate in a manner beyond the portfolio's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

        OPTIONS ON FUTURES. The Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Global Equity, Balanced, Managed, Mid Cap, Small Cap and Equity Portfolios may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

        The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.

        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options may to some extent be reduced or increased by changes in the value of its securities.

        The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on securities. For example, a Portfolio may purchase a put option on a futures contract to hedge the Portfolio's holdings against the risk of a decline in securities prices.

        The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

        STOCK INDEX FUTURES AND RELATED OPTIONS. Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio's position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian, for the benefit of the Portfolio, to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

        There are several risks in connection with the use of stock index futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio's holdings diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the future. If the price of the futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the Portfolio's securities may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Manager believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio hedges against the possibility of a decline in the market adversely affecting stocks it holds and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.

        Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

        In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

        Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge a portfolio's securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

        In addition, if the Portfolios have insufficient cash they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

        DERIVATIVES. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund (to the extent a Portfolio may invest in derivatives) will typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.


        Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed.


        The Fund may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the portfolio manager to forecast interest rates and other economic factors correctly. If the portfolio manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the a Portfolio could be exposed to the risk of loss.


        The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the portfolio manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.


        SWAP AGREEMENTS. The Fund (to the extent a Portfolio is permitted to invest in swaps) may enter into interest rate, index, credit and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements and options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

        Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the portfolio manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.


        Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the portfolio manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


        Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

        REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Manager, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

        Due to requirements under the 1940 Act, when a portfolio sells a future, the Fund, on behalf of the portfolio, will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

        The Fund and each Portfolio must operate within certain restrictions as to its positions in futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund and each Portfolio from registration with the CFTC as a "commodity pool operator" (as defined under the CEA). Under those restrictions, a portfolio may not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of its assets. Each Portfolio may use futures and options thereon for bona fide hedging or for other purposes within the meaning and intent of the applicable provisions of the CEA.

        TAX ASPECTS OF HEDGING INSTRUMENTS. Each Portfolio in the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. In connection with the 90% test, amendments to the Internal Revenue Code specify that income from hedging options, futures and other gains derived from hedging investments in securities is qualifying income under the 90% test.

        Regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon (collectively, "Section 1256 contracts") held by a portfolio at the end of each taxable year may be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on Section 1256 contracts sold by a portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A portfolio may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements, currently at 98%, to avoid payment of federal excise tax.

        It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by a portfolio with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase.

        POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a portfolio's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Moreover, if the Manager's investment judgment about the general direction of securities prices is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into a Hedging Transaction.

        Also, when a portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

        INVESTMENT IN FOREIGN SECURITIES. As described in the Prospectus, the Global Equity Portfolio will, and the Equity, Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Balanced, Mid Cap, Small Cap and Managed Portfolios may purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depositary receipts listed on a domestic securities exchange or traded in a domestic or foreign over-the-counter market. Except for the Blended Equity, Large Cap Growth, Small Cap Growth, and Target Portfolios, there is no limit on the amount of such foreign securities that the Portfolios might acquire. Each of the Blended Equity, Large Cap Growth, Small Cap Growth and Target Portfolios may invest up to 15% of its assets in foreign securities.

        The Portfolios will hold foreign currency in connection with the purchase or sale of securities on a foreign securities exchange. To the extent that foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency and foreign securities will be held by the Fund's custodian bank, or by a foreign branch of a U.S. bank, acting as subcustodian, on behalf of the Portfolio. The custodian bank will hold such foreign securities pursuant to such arrangements as are permitted by applicable foreign and domestic law and custom.

        Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g. currency blockage). The Portfolios may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of foreign stock exchanges, brokers, and listed companies than there is in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investment in securities of issuers located in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Portfolios would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a United States issuer.

        INVESTMENTS IN EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those counties may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets.

        FOREIGN CURRENCY TRANSACTIONS. The Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Global Equity, Balanced, Equity, Mid Cap, Small Cap and Managed Portfolios do not intend to create exposure in foreign currency. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology, Target, Global Equity, Balanced, Mid Cap, Equity, Small Cap and Managed Portfolios intend to conduct their foreign currency exchange transactions on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. Such Portfolios may enter into forward contracts in order to lock in the U.S. dollar amount they must pay or expect to receive for a security they have agreed to buy or sell or with respect to their positions when the Portfolios believe that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

        The Fund's custodian bank will place cash, U.S. Government securities or debt securities in separate accounts of the Portfolios in an amount equal to the value of the Portfolios' total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate accounts decline, additional cash or securities will be placed in the accounts on a daily basis so that the value of the accounts will equal the amount of the Portfolios' commitments with respect to such forward contracts. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolios of a foreign currency, the Portfolios may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating them to purchase, on the same settlement date, the same amount of foreign currency.

        The Global Equity and Managed Portfolios may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Global Equity and Managed Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

        Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

        Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Internal Revenue Code
Section 988. Also, certain foreign exchange gains or losses derived with respect to fixed-income securities are also subject to Section 988 treatment. In general, Internal Revenue Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if Internal Revenue Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary income distributions.

        FOREIGN CUSTODY. Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios' holdings of securities of issuers located outside of the U.S. will be held by the Fund's sub-custodians who will be approved by the trustees or by the trustees' delegate in accordance with such Rules. The trustees or their delegate will determine that the Portfolios' assets will be subject to reasonable care, based on standards applicable to custodians in the relevant market, after considering all factors relevant to the safekeeping of such assets including but not limited to, the custodian's practices, procedures and internal controls; the custodian's general reputation; and whether the Portfolios will have jurisdiction against the custodian. However, no assurances can be given that the trustees' or their delegates' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), confiscations or any other loss of assets that would affect assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from those or other similar events.

        CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

        To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

        FOREIGN AND DOMESTIC SECURITY SELECTION PROCESS. The allocation of assets between U.S. and foreign markets for the Global Equity Portfolio in particular, as well as all other Portfolios which invest in foreign securities in general, will vary from time to time as deemed appropriate by the Manager. It is a dynamic process based on an on-going analysis of economic and political conditions, the growth potential of the securities markets throughout the world, currency exchange considerations and the availability of attractively priced securities within the respective markets. In all markets, security selection is designed to reduce risk through a value oriented approach in which emphasis is placed on identifying well-managed companies which, in the case of the Global Equity Portfolio, represent exceptional values in terms of such factors as assets, earnings and growth potential.

        INVESTING IN SMALL AND MEDIUM CAPITALIZATION COMPANIES. Investing in the equity securities of small and medium capitalization companies involve additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may:

        -   Have more limited product lines and capital resources

        -   Have less established markets for their products

        - Have earnings that are more sensitive to changes in the economy, competition and technology

        -   Be more dependent upon key members of management.

        The market value of the common stock of small and medium capitalization companies may:

        - Be more volatile, particularly in response to company announcements or industry events

        -   Have less active trading markets

        - Be harder to sell at the time and prices that the adviser considers appropriate.

        WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. The Blended Equity, Managed, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios may purchase or sell securities in a transaction where the payment obligation and interest rate on the securities are fixed at the time the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Securities purchased or sold in this way, alternatively referred to as "when issued", "delayed delivery' or `forward commitment" securities, may have a market value on delivery which is less than the amount paid by the Portfolio. Although the Portfolio will only make commitments to purchase securities on a forward commitment basis with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the adviser. Unless the Portfolio has entered into an offsetting agreement to sell the securities purchased on a forward commitment basis, it will maintain a segregated account consisting of cash or liquid securities with a value equal to the Portfolio's purchase commitment. The assets in this account must be adjusted daily to compensate for any decline in the value of the segregated assets.

        INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on a Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Portfolio will invest in an investment company only if it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios cannot invest more than 10% of their assets, respectively, in investment companies or more than 5% of their total assets, respectively, in the securities of any one investment company, nor may they own more than 3% of the outstanding voting securities of any such company, respectively, except that these limits do not apply if a portfolio is acquiring securities of an investment company in the same group of investment companies, the portfolio only invests in securities of other investment companies that are part of the same group, government securities and short-term paper; sales or distribution charges are charged only at one of the acquired or acquiring investment companies and the acquired company has a policy restricting it from investing in securities of other investment companies under these exceptions. To the extent a Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

        PASSIVE FOREIGN INVESTMENT COMPANY INCOME. If a Portfolio invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Portfolio level which could not be eliminated by distributions to shareholders. Under the Taxpayer Relief Act of 1997, a mark-to-market regime was established that allows a regulated investment company ("RIC") to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on a Portfolio with respect to investments in PFIC's would be significant.


                             INVESTMENT RESTRICTIONS

        The following investment restrictions have been adopted by the Fund as fundamental policies which cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, unless specifically stated otherwise; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio. The restrictions in 1, 2, and 3 do not apply to U.S. Government securities.

        ADDITIONAL RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS. Each Portfolio of the Fund may not:

        1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

        2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

        3. Except for the Small Cap Growth and Science and Technology Portfolios, invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

        4. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or making arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

        5. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

        6. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 33% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

        7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

        8. Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus.

        9. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

        10. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

        11. Invest in oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

        12. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        13. Invest for the purposes of exercising control or management of another company.

        14. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of:
            (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

        15. Invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus or Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities.

        All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.


        RESTRICTIONS APPLICABLE TO THE EQUITY, MID CAP, MANAGED, GLOBAL EQUITY, BALANCED AND SMALL CAP PORTFOLIOS ONLY. Each of the above Portfolios may not:

        1. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

        2. Invest more than 5% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Equity, Mid Cap, Managed, Global Equity, Balanced and/or Small Cap Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 15% of that Portfolio's total assets.


        RESTRICTIONS APPLICABLE TO THE BLENDED EQUITY, LARGE CAP GROWTH, SMALL CAP GROWTH, SCIENCE AND TECHNOLOGY AND TARGET PORTFOLIOS ONLY. Each of the above Portfolios may not:

        1. Invest more than 15% of its total assets in securities the disposition of which is restricted under the federal securities laws (excluding securities offered and sold under Rule 144A of the Securities Act of 1933 (the "1933 Act") and commercial paper offered and sold under Section 4(2) of the 1933 Act, OTC Options and initial offerings and private offerings of SMBs.

        2. Engage in short sales of securities or maintain a short position for the account of a Portfolio unless the Portfolios owns an equal amount of the securities or own the right to acquire securities of the same issue as the securities sold short without the payment of further consideration.

        3. With respect to 75% of a Portfolio's total assets, invest more than 5% of the assets in the securities of any one issuer (This limitation does not apply to bank certificates of deposit or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.).

        4. Write (sell) or purchase options except that each Portfolio may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions for those options, and (b) purchase put and call options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments, provided that the premiums paid by each Portfolio on all outstanding options it has purchased do not exceed 5% of its total assets. Each Portfolio may enter into closing sale transactions for options it purchases.

                              TRUSTEES AND OFFICERS

        The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of OpCap Advisors. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. The Trustee who is an "interested person," as defined in the 1940 Act, is denoted by an asterisk. The address of the officers and trustees is 1345 Avenue of the Americas, New York, New York 10105-4800, except as noted. As of February 1, 2000, the trustees and officers of the Fund as a group owned none of its outstanding shares.

STEPHEN J. TREADWAY, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT*
Age: 53
Mr. Treadway is a Managing Director of PIMCO Advisors L.P. and Chairman and Chief Executive Officer of PIMCO Funds Distributors LLC, distributor of PIMCO Funds. He is responsible for overall management, product development, and marketing strategy for the firm's retail mutual fund complex and related distribution channels, including separately managed wrap products. In addition, Mr. Treadway serves as a director/trustee and holds various executive officer positions in connection with PIMCO Advisors' affiliated open and closed-end mutual funds.


JOSEPH M. LA MOTTA, CHAIRMAN EMERITUS
Age: 67
Chairman Emeritus of Oppenheimer Capital; Former Chairman of the Board and President of the Fund and OCC Cash Reserves, Inc., an open-end investment company.


PAUL Y. CLINTON, TRUSTEE
39 Blossom Avenue
Osterville, Massachusetts  02655
Age: 70
Principal of Clinton Management Associates, a financial and venture capital consulting firm; former Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; Trustee of Capital Cash Management Trust, a money market fund and Director of Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Director of OCC Cash Reserves, Inc., each of which is an open-end investment company.

THOMAS W. COURTNEY, TRUSTEE
833 Wyndemere Way
Naples, Florida  34105
Age: 66
Principal of Courtney Associates, Inc., a venture capital business, former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Federated Investment Counseling, Inc.; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Director of Oppenheimer Quest for Value Funds and OCC Cash Reserves, Inc., each of which is an open-end investment company; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, Trustee of Cash Assets Trust, a money market fund; tax-exempt bond funds; Director of several privately owned corporations; and former Director of Financial Analysts Federation.


LACY B. HERRMANN, TRUSTEE
380 Madison Avenue, Suite 2300
New York, New York 10017
Age: 71
Chairman of the Board and Chief Executive Officer of Aquila Management Corporation (since 1984), the sponsoring organization and administrator and/or advisor or sub-advisor to a group of 15 funds consisting of seven single-state, tax-free municipal bond funds, six money market funds and two regional equity funds and Chairman of the Board of Trustees of each of these funds; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc. (since 1981), distributor of each of the above funds; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, and Director of OCC Cash Reserves, Inc., each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.


V. LEE BARNES, TRUSTEE
185 Clapboard Ridge Road
Greenwich, Connecticut  06831
Age: 64
President, Chief Executive Officer and Director of NetLearning Inc. (Cambridge,
MA) since January 1999; Director of Davis International Banking Consultants (London) since July 1993; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency, Director of OCC Cash Reserves, Inc., since January 2000.


THEODORE T. MASON, TRUSTEE
26 Circle Drive
Hastings-On-Hudson, New York  10706
Age: 65
Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners since 1994; First Vice President of the Alumni Association of SUNY Maritime College (Second Vice President, 1998-2000) and Director of the same organization since 1997; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of PennLech Papers, Inc., 1977-1991; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustees and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM

Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of OCC Cash Reserves, Inc. since January, 2000; Director of The Maritime Industry Museum at Fort Schuyler and Trustee of the Maritime College at Fort Schuyler and Trustee of the Maritime College at Fort Schuyler Foundation, Inc. since 2000.


BRIAN S. SHLISSEL, EXECUTIVE VICE PRESIDENT & TREASURER
Age: 36
Vice President of PIMCO Advisors since July 1999; Executive Vice President and Treasurer of OCC Cash Reserves, Inc., Treasurer of Municipal Advantage Fund Inc. President, Chief Executive Officer and Treasurer, Fixed Income Shares; Vice President of Mitchell Hutchins Asset Management Inc., from 1993 to 1999; Treasurer and Secretary Jardine Fleming India Fund from 1997 to 1999; Assistant Treasurer The Greater China Fund 1996 to 1999; Assistant Treasurer Paine Webber PACE Select Advisers Trust from 1998 to 1999.


MALCOLM BISHOPP, EXECUTIVE VICE PRESIDENT
Age: 52
Mr. Bishopp is Senior Vice President of PIMCO Advisory Services and Director of Variable Annuities, responsible for the management and business development of advisory and sub-advisory relationships. Previously, Mr. Bishopp was a Senior Vice President of Oppenheimer Capital, responsible for marketing and client servicing to the institutional clients of the firm and developing and maintaining the major consultant relationships. Mr. Bishopp had previously held the position of National Sales Director of the Quest for Value Family of Funds and was the Retirement Marketing Director for Oppenheimer & Co., specializing in 401(k) plans.


COLIN GLINSMAN, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 43
Chief Investment Officer and Managing Director of Oppenheimer Capital; joined the Firm in 1989.


MARK F. DEGENHART, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 36
Senior Vice President of Oppenheimer Capital. Joined the firm in January 1999; previously, Director of Research and Associate Portfolio Manager of Palisades Capital Management, which he joined in 1993.


BERNARD H. GARIL, VICE PRESIDENT
Age: 59
Vice President of OCC Cash Reserves, Inc., an open-end investment company. Mr. Garil is also the President of the Municipal Advantage Fund Inc.

RICHARD GLASEBROOK II, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 51
Managing Director, Oppenheimer Capital; formerly Partner and Portfolio Manager of Delafield Asset Management.


LOUIS P. GOLDSTEIN, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 39
Managing Director, Oppenheimer Capital; joined Oppenheimer Capital as Vice President and security analyst in 1991.


VIKKI Y. HANGES, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 40
Senior Vice President, Oppenheimer Capital since 1998; joined Oppenheimer Capital in 1987.


JOHN LINDENTHAL, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 56
Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital; joined Oppenheimer Capital in 1979.


ELISA A. MAZEN, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 39
Senior Vice President with Oppenheimer Capital since 1994.


BENJAMIN GUTSTEIN, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 32
Vice President, Oppenheimer Capital; joined Oppenheimer Capital in 1993. Vice President and Portfolio Manager OCC Cash Reserves Inc., an open-end investment company.


STEVEN CALABRIA, VICE PRESIDENT
Age: 37
Mr. Calabria is a Vice President and portfolio representative specializing in Annuities and the Insurance industry for PIMCO Advisory Services. Prior to joining PIMCO Advisory Services, he has spent 10 years in sales and marketing.


KENNETH W. CORBA, VICE PRESIDENT & PORTFOLIO MANAGER
AGE: 47
Chief Investment Officer and Managing Director of PIMCO Equity Advisors since January, 1999; formerly, Chief Investment Officer for Eagle Asset Management from March 1995.

MICHAEL F. GAFFNEY, VICE PRESIDENT & PORTFOLIO MANAGER
AGE: 38
Managing Director of PIMCO Equity Advisors since January 1999; Senior Vice President and Portfolio Manager for Alliance Capital Management from September 1987 to January 1999.

DENNIS MCKECHNIE, VICE PRESIDENT & PORTFOLIO MANAGER
AGE: 35
Managing Director of PIMCO Equity Advisors since January 1999; formerly Vice President for Columbus Circle Investors from April 1991 to January 1999.

JEFFREY D. PARKER, VICE PRESIDENT & PORTFOLIO MANAGER
AGE: 32
Managing Director of PIMCO Equity Advisors since January 1999; formerly, Assistant Portfolio Manager for Eagle Asset Management from July 1996 to December 1998.

WILLIAM H. GROSS, VICE PRESIDENT & PORTFOLIO MANAGER
AGE: 56
Managing Director and Chief Investment Officer of PIMCO; joined PIMCO in June 1971; founding partner of PIMCO.


        REMUNERATION OF OFFICERS AND TRUSTEES. No officer of the Fund will receive a salary or fee from the Fund. The following table sets forth the aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended December 31, 2000 and the aggregate compensation paid to each of the Trustees by OCC Cash Reserves, Inc., a fund managed by OpCap Advisors during its fiscal year ended November 30, 2000.


                      FOR THE YEAR ENDED DECEMBER 31, 2000



                              AGGREGATE                  PENSION OR RETIREMENT          TOTAL COMPENSATION, INCLUDING
DIRECTOR                      COMPENSATION FROM          BENEFITS ACCRUED AS PART       ACCRUED RETIREMENT BENEFITS, FROM
----------------------------  THE FUND                   OF FUND EXPENSES               THE FUND AND THE FUND COMPLEX
                              ----------------------     ---------------------------    --------------------------------------
V. Lee Barnes                           $28,625                          $0                             $57,250
Paul Clinton                             29,750                      32,186                             123,873
Thomas Courtney                          29,750                      32,186                             123,873
Lacy Herrmann                            29,750                      32,186                             123,873
Joseph La Motta                               0                           0                                   0
Theodore Mason                           28,625                           0                              57,250
Stephen J. Treadway(1)                        0                           0                                   0
--------------


(1) Mr. Treadway became a Trustee of the Fund in February 2001.


 *Under the retirement plan adopted by the Board in 1998, a retired Trustee may receive up to 80% of his or her average compensation paid during that Trustee's five years of service in which the highest compensation was paid. A Trustee must serve in that capacity for the Fund or OCC Cash Reserves, Inc. for at least 15 years to be eligible for the maximum payment.


For the purpose of the chart above, "Fund Complex" includes the Fund and OCC Cash Reserves, Inc. which is advised by the Investment Adviser.



        On October 19, 1998 the Fund adopted a retirement plan (to become effective January 1, 1999) that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the Fund or OCC Cash Reserves, Inc. for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefit will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.


                                 CONTROL PERSONS

        As of December 31, 2000, shares of the Portfolios were held by PIMCO Advisors and the Variable Accounts of the following insurance companies, with the figures beneath each Portfolio representing that company's holdings as a percentage of each Portfolio's total outstanding shares.

          PORTFOLIO SHAREHOLDERS OF RECORD AS OF DECEMBER 31, 2000(1)


------------------------------------------------------------------------------------------------------------------------------------
                                                                 PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
      SHAREHOLDERS           U.S. GOVT.    GLOBAL EQUITY       EQUITY       SMALL CAP          MANAGED       MID CAP     SCIENCE AND
                               INCOME                                                                                    TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
The Mutual Life                   8.55%                            2.22%          0.61%          2.82%
Insurance Company of New   76, 851.563                     54,372.354     42,727.528       452,868.075
York (New York, NY) &        Shares                           Shares         Shares         Shares
The MONY Life Insurance
Company of America
1740 Broadway
NY, NY  10019
------------------------------------------------------------------------------------------------------------------------------------
Provident Mutual Life                                             25.35%          9.29%          6.81%
Insurance Company  &                                       622,348.749    646,903.455     1,093,115.976
Providentmutual Life and                                      Shares         Shares         Shares
Annuity Company of
America
1600 Market St.
Philadelphia, PA 19103
------------------------------------------------------------------------------------------------------------------------------------
Connecticut General Life                                           0.39%          4.68%          1.13%
Insurance Company &                                        9,505.720      325,861.315     181,134.054
CIGNA Life Insurance                                          Shares         Shares         Shares
Company
350 Church Street
MLW 1, 12th Flr.
Hartford, CT  06103-1106
------------------------------------------------------------------------------------------------------------------------------------
American Enterprise Life         76.18%                            3.28%          2.07%          1.98%
Insurance Company and      684,692.063                     80,619.371     144,129.396     317,915.601
American Centurion         Shares                           Shares         Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
      SHAREHOLDERS           U.S. GOVT.    GLOBAL EQUITY       EQUITY       SMALL CAP          MANAGED       MID CAP     SCIENCE AND
                               INCOME                                                                                    TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
Life Insurance
Company
80 South Eighth Street,
Minneapolis, MN  55402
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital                                                                                              8.95%
1345 Avenue of the                                                                                       115,132.197
Americas, New York, NY                                                                                      Shares
10105-4800
------------------------------------------------------------------------------------------------------------------------------------
IL Annuity and Insurance                                                          3.04%          2.81%
Company 2960 North                                                        211,883.175     450,557.530
Meridian Street,                                                             Shares         Shares
Indianapolis, IN46208
------------------------------------------------------------------------------------------------------------------------------------
PRUCO Life Insurance                                                             55.34%         59.73%
Company of New Jersey                                                     3,854,207.365   9,588,007.681
and PRUCO Life Insurance                                                     Shares         Shares
Company 751 Broad
Street, Newark, NJ  07102
------------------------------------------------------------------------------------------------------------------------------------
Transamerica Life                                                                 1.48%          1.11%
Companies                                                                 102,797.752     177,757.944
Transamerica Center 1150                                                     Shares         Shares
Olive Street, Los
Angeles, CA  90015
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
      SHAREHOLDERS           U.S. GOVT.    GLOBAL EQUITY       EQUITY       SMALL CAP          MANAGED       MID CAP     SCIENCE AND
                               INCOME                                                                                    TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
ReliaStar Life Insurance                         5.48%             8.36%          5.56%   2.65%
Company                                     147,416.002    205,196.888    387,057.803     425,257.716
20 Washington Avenue                           Shares         Shares         Shares       Shares
South, Route 1237,
Minneapolis, MN  55401
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Advisors L.P.                                                                                                          100%
840 Newport Center                                                                                                      300,045.417
Drive, Newport Beach,                                                                                                      Shares
CA  92660
------------------------------------------------------------------------------------------------------------------------------------
AEGON Insurance Group            15.27%                                           3.54%          1.61%
400 West Market Street      137,186.087                                     246,720.882    258,435.650
Louisville, KY  40202        Shares                                          Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------
Sun Life of Canada (U.S.)                                         28.40%          4.69%          0.55%          91.05%
Copley Place, Suite 200,                                     697,256.790    327,004.112   88,364.776     1,170,681.453
Boston, MA  02117                                             Shares         Shares       Shares            Shares
------------------------------------------------------------------------------------------------------------------------------------
Travelers Insurance                                               26.48%
Company                                                      650,050.714
One Tower Square,                                             Shares
Hartford, CT  06183
------------------------------------------------------------------------------------------------------------------------------------
Lincoln Life Insurance                          90.93%                            6.09%         12.29%
Company                                    2,444,679.522                  424,300.081     1,974,640.812
1300 South Clinton Street                      Shares                        Shares         Shares
Fort Wayne, IN  46802
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
      SHAREHOLDERS           U.S. GOVT.    GLOBAL EQUITY       EQUITY       SMALL CAP          MANAGED       MID CAP     SCIENCE AND
                               INCOME                                                                                    TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
Northern Life                                       3.59%          3.95%          3.16%          2.07%
20 Washington Avenue                           96,491.471     97,320.088    220,156.310    332,106.584
South, Route 1237,                            Shares          Shares         Shares         Shares
Minneapolis, MN  55401
------------------------------------------------------------------------------------------------------------------------------------
Lincoln Benefit Life                                               1.57%          0.45%
Company                                                       38,439.143     31,160.238
206 South 13th Street,                                        Shares         Shares
Suite 100, Lincoln, NE
68508
------------------------------------------------------------------------------------------------------------------------------------
AGA Series Trust                                                                                 4.44%
American General Annuity                                                                   712,880.796
Insurance Company                                                                           Shares
2929 Allen Parkway
Houston, TX  77019
------------------------------------------------------------------------------------------------------------------------------------


(1)This chart lists all Variable Account shareholders of record of the Portfolios as of December 31, 2000, and all holdings of shares of the Portfolios by PIMCO Advisors, the parent of the Investment Adviser. To the best knowledge of the Fund, no Contractowner held units equivalent to 5% or more of the shares of any Portfolio of the Fund as of December 31, 2000.


        Shares of the Mid Cap and Science and Technology Portfolios were acquired by PIMCO Advisors to provide capital for these Portfolios so that the Investment Adviser could commence a meaningful investment program for the Portfolios, pending the acquisition of shares of the Portfolios by Variable Accounts. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractowners. Under certain circumstances however, the insurance companies, on behalf of their respective Variable Accounts, may disregard voting instructions received from Contractowners. The shares held by PIMCO Advisors will be voted in the same proportions as those voted by the insurance companies which are held in their respective Variable Accounts. Any shareholder of record listed in the above chart beneficially owning more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio by virtue of definitions contained in the 1940 Act. The vote of such shareholder of record could have a more significant effect on matters presented to shareholders for approval than the votes of the Portfolio's other shareholders.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

        THE INVESTMENT ADVISER. OpCap Advisors (the "Investment Adviser" or the "Manager") acts as investment adviser to the Portfolios of the Fund. The PIMCO Equity Advisors Division of PIMCO Advisors L.P. ("PIMCO Advisors") acts as investment sub-adviser to the Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios. Pacific Investment Management Company ("PIMCO") acts as investment sub-adviser for a portion of the Managed Portfolio.


           OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $37 billion of assets under management as of December 31, 2000. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.


        The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.


        Through its ownership of PAH, Allianz AG ("Allianz") is the majority owner of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors. Pacific Life Insurance Company owns approximately 30% in PIMCO Advisors L.P. Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in more than 70 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $700 billion.


        THE ADVISORY AGREEMENT. OpCap Advisors provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated November 5, 1997. The OpCap Advisory Agreement was amended to limit the total operating expenses of the Small Cap, Equity, Managed, Balanced, Science and Technology and U.S. Government Income Portfolios to 1.00% (net of any expense offsets) of their respective average daily net assets and that the Adviser will limit total operating expenses of the Global Equity Portfolio to 1.25% (net of any expense offsets) of its average daily net assets.

        PIMCO Advisors provides investment advisory and management services to the Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios of the Fund pursuant to a Sub-Advisory Agreement with OpCap Advisors dated March 1, 2000. PIMCO provides similar services to the Managed Portfolio of the Fund pursuant to a Sub-Advisory Agreement with OpCap Advisors dated March 1, 2000.

        Under the Advisory Agreement and Sub-Advisory Agreements, each adviser is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Fund and the portion, if any, of the assets of each Portfolio of the Fund to be held uninvested; and
(iii) arrange for the purchase of securities and other investments by each Portfolio it manages and the sale of securities and other investments held by the Portfolio.

        The Advisory Agreement also requires the Manager to provide administrative services for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund and (2) preparation and filing of reports required by federal securities and "blue sky" laws, shareholder reports and proxy materials.

        Expenses not expressly assumed by OpCap Advisors under the Advisory Agreement or by OCC Distributors (the "Distributor") are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to interest, taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

        The Distributor is located at 1345 Avenue of the Americas, New York, New York 10105-4800 and serves as the general distributor for the Fund pursuant to a General Distributors Agreement dated November 5, 1997.

        The Distributor acts as the exclusive agent for the sale of Fund shares in a continuous public offering. Shares of the Fund are sold by the Distributor at net asset value. The Distributor does not receive any compensation from the Fund for acting as the Fund's general distributor.

        For the fiscal year ended December 31, 1998, total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income, Global Equity and Mid Cap Portfolios were $291,218, $5,140,492, $1,089,755 $49,774, $ 247,144 and $9,473, respectively, of which $16,027, and $9,473 was waived by the Adviser with respect to the U.S. Government Income Portfolio and the Mid Cap Portfolio. For the fiscal year ended December 31, 1999, total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income, Global Equity and Mid Cap Portfolios were $498,512, $6,116,104 $1,206,779, $63,217, $302,528 and
$27,810, respectively, of which $24,246 was waived by the Adviser with respect to the Mid Cap Portfolio. For the fiscal ear ended December 31, 2000, total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income, Global Equity, Mid Cap and Science and Technology Portfolios were, $602,987, $5,378,291, $1,355,905, $55,987, $335,217, $90,275 and $17,139,
respectively, of which $9,419, $39,979 and $16,730 was waived by the Investment Adviser with respect to the U.S. Government Income, Mid Cap and Science and Technology Portfolios, respectively. The advisory fees and waiver for the Science and Technology Portfolio represents the period April 12, 2000 (commencement of operations) through December 31, 2000.


        The advisory fee for the Equity, Global Equity, Managed, Small Cap, Mid Cap, Balanced, Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios is at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million. With regard to the Managed portfolio, OpCap Advisors pays PIMCO a fee equal to 0.25% of the average daily net assets of the Portfolio on an annual basis. OpCap Advisors pays PIMCO Advisors fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the Blended Equity, Large Cap Growth, Small Cap Growth, Science and Technology and Target Portfolios for investment advisory services PIMCO Advisors renders to those Portfolios. The advisory fee for the U.S. Government Income Portfolio is at the annual rate of 0.60% of average daily net assets.

        The Advisory Agreement and each Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser or Sub Adviser, as applicable is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Manager to act as Investment Adviser for any other person, firm, or corporation.


        PORTFOLIO TRANSACTIONS. Portfolio decisions are based upon recommendations of the Investment Adviser, the sub-advisers and the judgment of the portfolio managers. As most, if not all, purchases made by the U.S. Government Income Portfolio will be principal transactions at net prices, the Portfolio pays no brokerage commissions; however prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. The Portfolios will pay brokerage commissions on transactions in listed options and equity securities. Prices of securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Investment Adviser and the sub-advisers; information received in connection with directed orders of other accounts managed by the Investment Adviser, the sub-advisers or their affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Investment Adviser, the sub-advisers, to make available additional views for consideration and comparison, and to enable the Investment Adviser and each sub-advisers to obtain market information for the valuation of securities held by the Fund. For the year ended December 31, 2000, the aggregate dollar amount involved in such transactions was $118,297,358 with related commissions of $166,738. For the year ended December 31, 1999, the aggregate dollar amount involved in such transactions was $83,421,335 with related commissions of $173,551.


        The Investment Adviser, the sub-advisers and Oppenheimer Capital currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or Investment Adviser to others. It is the practice of the Investment Adviser and each sub-adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it or Oppenheimer Capital manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Adviser, a sub-adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

        CODES OF ETHICS. Each employee, officer and director of the Fund, OpCap Advisors, and OCC Distributors (the Fund's distributor), and PIMCO Equity Advisors is subject to a Code of Ethics which has been adopted by such entity to comply with the provisions of Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to certain personal securities transactions.

                        DETERMINATION OF NET ASSET VALUE

        Shares of the Portfolios of the Fund are sold in a continuous offering to variable accounts of participating life insurance companies to support their variable annuity and variable life insurance contracts ("Variable Contracts"). Net purchase payments under the Variable Contracts are placed in one or more subaccounts of the participating life insurance company's variable account, and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The variable accounts purchase and redeem shares of the Portfolios for their subaccounts at net asset value without sales or redemption charges.

        The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the "NYSE") is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Fund's net assets by the number of shares outstanding. The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day. It may also close on other days. Participating life insurance company variable accounts purchase and redeem shares of each Portfolio at the Portfolio's net asset value per share determined after receipt of the order for purchase or redemption.

        Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the date of valuation.

        The Fund's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities. The service selected by the Manager creates and maintains price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board of Trustees' procedures. Short-term (having a remaining maturity of more than sixty days) debt securities are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost or value.

        Puts and calls are valued at the last sales price therefor, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date the Portfolio will realize a gain equal to the amount of the premium received. If a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, these Portfolios will accrete any discount or amortize any premium resulting from the purchase of debt securities except for mortgage or other receivables-backed obligations subject to monthly payment of principal and interest.

        CAPITAL GAINS AND LOSSES. Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months, regardless of how long you have held your shares. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

        SOURCES OF GROSS INCOME. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year, a Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies.

        DIVERSIFICATION OF ASSETS. To qualify for treatment as a regulated investment company, a Portfolio must also satisfy certain requirements with respect to the diversification of its assets: A Portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities which in respect of any one issuer, do not represent more than 5% of the value of the assets of the Portfolio nor more than 10% of the voting securities of that Portfolio's assets may be invested in securities (other than U.S. Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of a Portfolio's requirements to maintain diversification for tax purposes, the issuer of a loan participation will generally be the underlying borrower. However, in cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes. A Portfolio's investments in U.S. Government Securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

        Because the Fund is established as an investment medium for variable annuity contracts and variable life insurance contracts, Section 817(h) of the Code imposes additional diversification requirements on each Portfolio. These requirements generally are that no more than 55% of the value of the assets of a Portfolio may be represented by any one investment; no more than 70% by any two investments; not more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer.

                  PORTFOLIO YIELD AND TOTAL RETURN INFORMATION

        The performance information shown below reflects deductions for all charges, expenses and fees of the Fund but does not reflect charges and deductions which are, or may be, imposed under the Contracts.

        Yield information may be useful to investors in reviewing the Fund's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Fund is not insured; its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by portfolio quality, portfolio maturity, type of instruments held, and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.

               YIELD FOR 30-DAY PERIOD ENDED DECEMBER 31, 2000 FOR
             OCC ACCUMULATION TRUST U.S. GOVERNMENT INCOME PORTFOLIO


                                                                     YIELD

                     U.S. GOVERNMENT INCOME PORTFOLIO                5.08%

           Current yield is calculated according to the following formula:
                                  x     6
                       YIELD = 2(-- + 1)  - 1
                                 cd

Where:

x= daily net investment income, based upon the subtraction of daily accrued expenses from daily accrued income of the portfolio. Income is accrued daily for each day of the indicated period based upon yield-to-maturity of each obligation held in the portfolio as of the day before the beginning of any thirty-day period or as of contractual settlement date for securities acquired during the period. Mortgage and other receivables-backed securities calculate income using coupon rate and outstanding principal amount.

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =        the maximum offering price per share on the last day of the period.


        Yield does not reflect capital gains or losses, non-recurring or irregular income. Gain or loss attributable to actual monthly paydowns on mortgage or other receivables-backed obligations purchased at a discount or premium is reflected as an increase or decrease in interest income during the period.

        A Portfolio's average annual total return represents an annualization of the Portfolio's total return ("T" in the formula below), over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 investment, ("P" in the formula below) made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("N" in the formula below). The following formula will be used to compute the average annual total return for each Portfolio (other than the Money Market Portfolio):

                                         N
                                P (1 + T) = ERV

        In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures.

        Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return that would equal 100% growth on a compounded basis in ten years.

        In addition to average annual returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

        From time to time the Portfolios may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indices including but not limited to the S&P 500 Index, S&P Mid Cap Index, the Wilshire 750 Mid Cap Index, the Russell Mid Cap Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Russell 2000 Index, the Morgan Stanley Capital International (MSCI) World Index and the Lehman Brothers US Government Bond Index and (3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include total returns, measures of volatility or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S. government securities and corporate bonds, and may refer to current or historic financial or economic trends or conditions.

       AVERAGE ANNUAL TOTAL RETURN OF EQUITY, MID CAP, MANAGED, SMALL CAP, U.S. GOVERNMENT INCOME, GLOBAL EQUITY AND SCIENCE AND TECHNOLOGY PORTFOLIOS
                          OF OCC ACCUMULATION TRUST(1),(2)


                           FOR THE ONE YEAR       FOR THE FIVE YEAR      FOR THE PERIOD FROM
                             PERIOD ENDED           PERIOD ENDED             INCEPTION TO
PORTFOLIO                  DECEMBER 31, 2000      DECEMBER 31, 2000       DECEMBER 31, 2000*
---------                  -----------------      -----------------       ------------------
EQUITY                             9.91%                    14.54%                 15.22%
MID CAP                           25.88%                       N/A                 15.26%
MANAGED                            9.74%                    13.16%                 17.08%
SMALL CAP                         44.22%                    13.35%                 13.85%
U.S. GOVERNMENT INCOME            10.39%                     5.32%                  6.60%
GLOBAL EQUITY                      4.70%                    14.53%                 15.71%
SCIENCE AND TECHNOLOGY               N/A                       N/A                (39.30)

        (1)On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund.

        For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

        (2)Reflects waiver of all or a portion of the advisory fees and the assumption of other expenses for certain Portfolios by the Investment Adviser. Without such waivers and assumptions, the average annual total return during the periods would have been lower.


        *Inception date of the Science and Technology Portfolio was April 12, 2000; inception date of the Global Equity Portfolio was March 1, 1995; inception date of the U.S. Government Income Portfolio was January 3, 1995 and the inception date of the Mid Cap Portfolio was February 9, 1998. The Equity, Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.

                             ADDITIONAL INFORMATION

        DESCRIPTION OF THE TRUST. The Fund was formed under the laws of Massachusetts as a business trust on May 12, 1994 under the name Quest for Value Asset Builder Trust and is an open-end, diversified management investment company. The name of the Fund was changed to Quest for Value Accumulation Trust and then to OCC Accumulation Trust. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any shareholder, upon request to the Secretary at the Fund's principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of beneficial interest of each series which the Fund is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Trustees to set the reliable rights and preferences of subsequent series. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

        The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

        POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

        Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

        DISTRIBUTION AGREEMENT. Under the Distribution Agreement between each Portfolio and the Distributor, the Distributor acts as the Portfolio's agent in the continuous public offering of its shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

        INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as independent accountants of the Fund; their services include auditing the annual financial statements of each Portfolio as well as other related services.

Item 23  Exhibits:
------------------

         (a) (1) Declaration of Trust - Previously filed with Post-Effective Amendment No. 3.

         (a) (2) Amendment to Declaration of Trust dated September 1, 1994 - Previously filed with Post Effective Amendment No. 3.

         (a) (3) Amendment to Declaration of Trust dated September 16, 1994 - Previously filed with Post-Effective Amendment No. 3.

         (a) (4) Amendment to Declaration of Trust dated April 22, 1996 - Previously filed with Post-Effective Amendment No. 2.

         (b) By-Laws of Registrant - Previously filed with Post-Effective Amendment No. 3.

         (c)      Articles VI, VIII, IX and X of the Declaration of Trust and
                  Article III of the Bylaws - Previously filed with Post Effective Amendment No. 10.

         (d)(1) Investment Advisory Agreement with OpCap Advisors. - Previously filed with Post-Effective Amendment No. 8.

         (d)(2) Investment Sub-Advisory Agreement with PIMCO Equity Advisors - Previously filed with Post-Effective Amendment No. 12.

         (d)(3) Investment Sub-Advisory Agreement with PIMCO - Previously filed with Post-Effective Amendment No. 12.

         (e) Distribution Agreement. - Previously filed with Post-Effective Amendment No. 8.

         (f) Retirement Plan for Non-Interested Trustees or Directors. - Previously filed with Post Effective Amendment No. 9.

         (g) Custody Agreement - Previously filed with Post-Effective Amendment No. 3.

         (h) (1) Participation Agreement for American Enterprise Life Insurance Company - Previously filed with Post-Effective Amendment
                  No. 3.

         (h) (2) Amendment No. 1 to Participation Agreement for American Enterprise Life Insurance Company. - Previously filed with Post-Effective Amendment No. 8.

          (h) (3) Participation Agreement for Connecticut General Life Insurance Company and amendment dated August 30, 1996 - Previously filed with Post-Effective Amendment No. 3.

          (h) (4) Participation Agreement for IL Annuity and Insurance Company-Previously filed with Post-Effective Amendment No. 2.

          (h) (5) Participation Agreement for Connecticut General Life Insurance Company (Separate Account T3)-Previously filed with Post-Effective Amendment No. 2.

          (h) (6) Fund Participation Agreement for CIGNA Life Insurance Company dated September 5, 1996 - Previously filed with Post-Effective Amendment No. 3.

          (h) (7) Amendment to Fund Participation Agreement for Connecticut General Life Insurance Company dated April 23, 1997 - Previously filed with Post-Effective Amendment No. 5.


          (h) (8) Participation Agreement for Providentmutual Life dated September 16, 1994 - Previously filed with Post-Effective Amendment No. 4.


          (h) (9) Participation Agreement for PRUCO Life Insurance Company of Arizona dated July 1, 1996 - Previously filed with Post-Effective Amendment No. 4.


          (h) (10) Participation Agreement for PRUCO Life Insurance Company of New Jersey dated January 1, 1997 - Previously filed with Post-Effective Amendment No. 4.

          (h) (11) Participation Agreement for Prudential Insurance Company of America - Previously filed with Post-Effective Amendment No. 4.

          (h) (12) Participation Agreement for MONY Life Insurance Company of America and The Mutual Life Insurance Company of New York dated as of September 16, 1994 - Previously filed with Post-Effective Amendment No. 7.

          (h) (13) Participation Agreement for ReliaStar Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

          (h) (14) Participation Agreement for ReliaStar Bankers Security Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

          (h) (15) Participation Agreement for Northern Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

          (h) (16) Participation Agreement for American Centurion Life Insurance Assurance Company - Previously filed with Post-Effective Amendment No. 7.

          (h) (17) Participation Agreement for Sun Life Assurance Company of Canada (U.S.) dated as of February 17, 1998 - Previously filed with Post-Effective Amendment No. 8.

          (h) (18) Participation Agreement for Transamerica Life Insurance Company of New York dated December 15, 1997 - Previously filed with Post-Effective Amendment No. 8.

          (h) (19) Participation Agreement for Transamerica Occidental Life Insurance Company dated December 15, 1997 - Previously filed with Post-Effective Amendment No. 8.

          (h) (20) Participation Agreement for Transamerica Life and Annuity Company dated December 15, 1997 - Previously filed with Post-Effective Amendment No. 8.

          (h) (21) Amendment No. 2 dated August 21, 1998 to Participation Agreement for American Enterprise Life Insurance Company, dated February 21, 1995. - Previously filed with Post Effective Amendment No. 9.

          (h) (22) Participation Agreement for Lincoln National Life Insurance, dated May 15, 1998 and amendment thereto dated October 7, 1998. - Previously filed with Post Effective Amendment No. 9.

          (h) (23) Participation Agreement for First Providian Life and Health Insurance Company, dated November 1, 1996. - Previously filed with Post Effective Amendment No. 9.

          (h) (24) Participation Agreement for Providian Life and Health Insurance Company, dated September 16, 1994. - Previously filed with Post Effective Amendment No. 9.

          (h) (25) Amendment dated September 1, 1998 to Participation Agreement of August 8, 1997 for ReliaStar Life Insurance Company of
                  New York (formerly ReliaStar Bankers Life Insurance Company).
                  - Previously filed with Post Effective Amendment No. 9.

          (h) (26) Amendment dated October 14, 1998 to Participation Agreement dated September 17, 1997 for American Centurion Life Insurance Company. - Previously filed with Post Effective Amendment No. 9.

          (h) (27) Amendment dated December 1, 1998 to Participation Agreement of February 17, 1998 for Sun Life Assurance Company of Canada (U.S.). - Previously filed with Post Effective Amendment
                  No. 9.

          (h) (28) Participation Agreement for Travelers Insurance Company dated May 1, 1998. - Previously filed with Post Effective Amendment No. 9.

          (h) (29) Amendment dated January 1, 1999 to Participation Agreement with Transamerica Occidental Life Insurance Company. - Previously filed with Post Effective Amendment No. 10.

          (h) (30) Amendment dated September 8, 1998 to Participation Agreement with Transamerica Life Insurance and Annuity Company. - Previously filed with Post Effective Amendment No. 10.

          (h) (31) Participation Agreement dated September 30, 1999 with Lincoln Benefit Life Company - Previously filed with Post Effective Amendment No. 11.

          (h) (32) Amendment dated May 1, 2000 to Participation Agreement with Lincoln Life & Annuity Company - Previously filed with Post Effective Amendment No. 13.

          (i) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable - Previously filed with Post-Effective Amendment No. 3.

          (j)     Consent of Independent Accountants.

          (k)     Not Applicable.

          (l) Agreement relating to initial capital - Previously filed with Post-Effective Amendment No. 3.

          (m)     Not Applicable.

          (n)     Financial Data Schedules - Previously filed on
                  February 28, 2001 on Form N-30-D.

          (o)     Not Applicable.

          (p)(1) OCC Accumulation Trust - Code of Ethics - Previously filed with Post-Effective Amendment No. 15.
          (p)(2) OpCap Advisors, PIMCO Equity Advisors and OCC Distributors Code of Ethics - Previously filed with Post-Effective Amendment No. 15.
          (p)(3) Pacific Investment Management Company Code of Ethics - Previously filed with Post-Effective Amendment No. 15.

ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  No person is presently controlled by or under common control with the Registrant.

ITEM 25.          INDEMNIFICATION

                           Pursuant to Article V, Sec. 5.3 of the Registrant's
                  Declaration of Trust, the Trustees shall provide for indemnification by the Trust of any present or former trustee, officer or agent in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being, or having been, a trustee, officer or agent of the Trust. The Trust By-Laws provide that, in other than derivative or shareholder suits, trustees, officers and/or agents will be indemnified against expenses of actions or omissions if the actions or omissions complained of were in good faith and reasonably believed to be in and not opposed to the best interests of the Trust, or, if a criminal action, the accused had no cause to believe his conduct was unlawful.

                           In derivative and shareholder actions, such trustee,
                  officer and/or agent shall be indemnified against expenses except where liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940. Either Trustees not a party to the action, shareholders or independent legal counsel by written opinion may, in appropriate circumstances, decide questions of indemnification under the By-Laws.

                           The Trust may purchase insurance insuring its
                  officers and trustees against certain liabilities in their capacity as such, and insuring the Trust against any payments which it is obligated to make to such persons under any foregoing indemnification provisions.

                           Insofar as indemnification for liability arising
                  under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  See "Management of the Fund" in the Prospectus and "Investment Management and Other Services" in the Additional Statement regarding the business of the investment adviser. Set forth below is information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment adviser.

Name & Current Position with OpCap Advisors      Other Business and Connections During the Past Two Years
-------------------------------------------      --------------------------------------------------------
Francis C. Poli, Secretary                       Chief Legal Officer - Equities of PIMCO Advisors L.P.; Senior
                                                 Vice President and Secretary of Oppenheimer Capital and OCC
                                                 Distributors.


Kenneth M. Poovey, Chief Executive Officer       Chief Executive Officer of Oppenheimer Capital; Chief
                                                 Operating Officer of PIMCO Advisors L.P.

Brian S. Shlissel, Treasurer                     Vice President of PIMCO Advisors L.P.; Executive Vice
                                                 President and Treasurer of OCC Cash Reserves, Inc., Treasurer
                                                 of the Municipal Advantage Fund, Inc. and Chief Executive
                                                 Officer and Treasurer of Fixed Income Shares.

The address of OpCap Advisors is 1345 Avenue of the Americas, New York, New York 10105-4800.

ITEM 27.     PRINCIPAL UNDERWRITER

             (a) OCC Distributors acts as principal underwriter for the Registrant and OCC Cash Reserves, Inc.

             (b) Set forth below is certain information pertaining to the partners and officers of OCC Distributors, Registrant's Principal Underwriter; the Principal Business Address of each is 1345 Avenue of the Americas, New York, New York 10105-4800 except for Value Advisors LLC whose Principal Business Address is: 800 Newport Center Drive, Newport Beach, CA 92660.

                                              Positions and Offices with       Positions and Offices with
Name                                          Underwriter                      Registrant
------------------------------------          ----------------                 ----------
Oppenheimer Capital                           General Partner                  None
Value Advisors LLC                            General Partner                  None
Frank Poli                                    Principal & Secretary            None
Robert M. Fitzgerald                          Chief Financial Officer          None

                  (c)      Not applicable.

ITEM 28.          LOCATION OF REQUIRED RECORDS -- RULE 31a-1

                  (Except those maintained by Custodian and Transfer Agent)

                  OpCap Advisors
                  1345 Avenue of the Americas
                  New York, NY  10105-4800

ITEM 29.          MANAGEMENT SERVICES

                  Not Applicable.

ITEM 30.          UNDERTAKINGS

                  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of April, 2001.
                             OCC ACCUMULATION TRUST

                                           s/Stephen J. Treadway
                                           ------------------------------------
                                           Stephen J. Treadway, President

Attest:

 s/Brian S. Shlissel
----------------------------
Brian S. Shlissel, Secretary

         Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed below by the following persons in the capacities and on the date indicated:

                             OCC ACCUMULATION TRUST

                                                        DATE

s/ Stephen J. Treadway                             April 26, 2001
------------------------------------------     ------------------------------
Stephen J. Treadway, President, Trustee

s/Paul Y. Clinton                                  April 26, 2001
------------------------------------------     ------------------------------
Paul Y. Clinton, Trustee

s/Thomas W. Courtney                               April 26, 2001
------------------------------------------     ------------------------------
Thomas W. Courtney, Trustee

s/Lacy B. Herrmann                                 April 26, 2001
------------------------------------------     ------------------------------
Lacy B. Herrmann, Trustee

s/V. Lee Barnes                                    April 26, 2001
------------------------------------------     ------------------------------
V. Lee Barnes, Trustee

s/Theodore T. Mason                                April 26, 2001
------------------------------------------     ------------------------------
Theodore T. Mason, Trustee

s/Brian S. Shlissel                                April 26, 2001
------------------------------------------     ------------------------------
Brian Shlissel, Treasurer

                             OCC ACCUMULATION TRUST

                                INDEX TO EXHIBITS





Exhibit No.

                           (j) Consent of Independent Accountants.